UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2538

Touchstone Investment Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100, Cincinnati, Ohio			45202
(Address of principal executive offices)			(Zip code)

Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(513) 878-4066

Date of fiscal year end:	9/30/10

Date of reporting period:	9/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2010

Annual Report

Touchstone Investment Trust

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Table of Contents

Page
Letter from the President	3

Management's Discussion of Fund Performance (Unaudited)	4-9

Tabular Presentation of Portfolios of Investments (Unaudited)	10

Statements of Assets and Liabilities	11-12

Statements of Operations	13-14

Statements of Changes in Net Assets	15-16

Financial Highlights	17-21

Notes to Financial Statements	22-31

Portfolios of Investments:

Touchstone Core Bond Fund	32-35

Touchstone High Yield Fund	36-39

Touchstone Institutional Money Market Fund	40-43

Touchstone Money Market Fund	44-47

Notes to Portfolios of Investments	48

Report of Independent Registered Public Accounting Firm	49

Other Items (Unaudited)	50-51

Management of the Trust (Unaudited)	52

Privacy Protection Policy	55

Letter from the President

Dear Shareholder,

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2010.

The U.S. economic recovery has proven to be slower than originally forecast; however looking ahead, it is generally believed that the process of economic repair and restructuring from the financial crisis of 2008 and 2009 should continue, although at a sub-par pace. The equity markets have rebounded, creating more cause for optimism, and the probability of sliding back into a recession has become less of a concern.

Over the past year, broad investment grade bonds and Treasuries exhibited solid returns. High yield rallied again in the third quarter and it continues to offer attractive relative value. Yields in the money market sector dipped lower and, given the Federal Reserve's viewpoint on the economy and the prospects for another round of quantitative easing, it is generally believed that money market rates are likely to remain exceptionally low well into 2011. Even though forecasters believe bond yields are expected to increase from current low levels over the coming year, it is recognized that interest rates could stay unusually low for a while longer.

It is important to focus on the long-term composition of your investment portfolio. When we examine where financial markets may be headed in the years to come, we continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional and focus on a sound asset allocation strategy, investing in a broad mix of stock, bond, and money market mutual funds to help keep your financial strategy on course.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Investment Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Core Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund's portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Performance and Positioning

The total return of the Touchstone Core Bond Fund was 11.10% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Barclays Capital Aggregate Bond Index was 8.16% for the same period.

The Fund outperformed its benchmark Index for the year, driven by narrowing risk premiums in many sectors of the markets, including investment grade corporate bonds, high yield, and CMBS (Commercial Mortgage Backed Securities). Favorable security selection in MBS (Residential Mortgage Backed Securities) also contributed significantly to performance.

The events of several years ago have faded as the recession officially ended, and we are now faced with a slow recovery with continued high levels of unemployment. This environment has led The Federal Reserve to maintain essentially zero interest rates and to consider additional unconventional policies, including the purchase of long-term, fixed income securities to support the markets. In this environment, corporate profits have soared as companies maintain lean staff and expenses, while the recovery bolsters the bottom line. Interest rates have again fallen to record lows over the last year, as the economy slowly recovered, inflation fell, and the unemployment rate remained stubbornly high. Although short- and long-term interest rates are likely to remain low in the near-term, long-term interest yields are at risk to rise in the medium term as the economy recovers and Treasury issuance puts upward pressure on interest rates.

The Fund has been positioned with slightly less interest-rate risk and this has been a slight negative for performance in the short run. The MBS portion of the Fund has benefited greatly from a recovery in the non-agency market and this was a positive for performance for the year. Another large contributor to the Fund's outperformance was an overweight to CMBS which have performed well relative to Treasuries. Easing concerns about troubles in Europe and the likelihood of a new recession in the U.S. helped risk premiums finish off an already strong year with further narrowing. The Fund's overweight position in investment grade corporate bonds helped performance due to both overall risk premium improvement and security selection. The Fund's exposure to the high yield market was an important contributor to overall performance as this segment benefits from the same factors as the investment grade market.

Strategy and Outlook

One of our main investment themes for 2010 has been that investors should lower their return expectations following huge rallies in both U.S. stocks and bonds during 2009. The principal surprise for us this year has been the performance of the U.S. bond market. At the start of this year, we anticipated that U.S. Treasury bond yields would rise as economic recovery became entrenched. This appeared to be the case in the first quarter. Since then, however, ten year treasury yields have fallen by about 150 basis points to 2.5%, and corporate bond yields have plummeted to record lows as the economy softened. The front end of the yield curve, moreover, is below levels reached in late 2008, when the financial system appeared on the brink of collapse.

Management's Discussion of Fund Performance (Continued)

We look for the economy to continue to recover, although at a sub-par pace of about 2%, and believe that concerns about a double-dip are over-stated. We recognize that interest rates could stay unusually low for a while longer, but do believe that bond yields will increase over the coming months into 2011. A new round of quantitative easing is expected by the Fed by year-end, and the bond market is not pricing in any tightening of monetary policy until 2012. We feel that, over the long-term, the key issue for investors to determine is whether world economies are headed for a deflationary or inflationary environment. Bondholders currently view deflation as the possible greater threat, since core inflation in the United States, Japan and Europe is at 1 percent or less and unemployment rates remain stubbornly high. As such, bond yields remain unusually low. It is also becoming increasingly evident that the Fed is aware of the deflation threat as it has stated that inflation is too low for the first time in the post-war era, and it's developing a strategy to combat tepid growth and chronic unemployment. This has caused the dollar to plummet which, in turn, has elicited responses from Japan, South Korea and several other Asian countries that are trying to limit the appreciation of their currencies. Against this backdrop, Brazil's Finance Minister stated publicly that the global economy was now in danger of being subjected to a currency war, and the head of the IMF (International Monetary Fund) has called for the world's leading economies to seek a new global understanding to lessen tensions. It is still too early to determine the outcome. One possibility is that monetary policy easing around the globe will lead to reflation, and financial markets are beginning to price this in, with gold and oil prices rising along with equities. A more drastic outcome would be a trade war between the United States and China. The U.S. government has been pressing China to allow its currency to rise at a faster pace, and the House of Representatives recently passed legislation that would allow the U.S. treasury to impose countervailing duties on Chinese imports if it does not comply. At present time we are monitoring the situation closely, but we consider a U.S.-China trade conflict to be unlikely, because the Senate and Obama Administration do not favor trade sanctions. While there is no way of knowing how a trade war would play out, one of the main lessons from the 1930s is that protectionism would worsen the outlook for the global economy.

With interest rates remaining exceptionally low well into 2011 or longer amid uncertainty over the strength of the U.S. economic recovery, we believe that short- and long-term interest rates are likely to remain low in the near-term, long-term interest yields are at risk to rise in the medium term as the economy recovers and Treasury issuance puts upward pressure on interest rates, and economic growth is likely to remain solid in the second half of 2010. In addition, we believe the pace of growth could be more moderate than in past recoveries. We plan to position the Fund for higher long-term interest rates and to opportunistically invest in TIPS (Treasury Inflation Protected Securities), continue to view Treasuries and government-related bond sectors (Agencies, MBS) as relatively unattractive, and maintain a significant overweight to the high-quality segment CMBS to take advantage of the yield this sector offers.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Core Bond Fund* and the Barclays Capital Aggregate Index

*  The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund commenced operations on October 3, 1994.

**  The average annual total returns shown above are adjusted for maximum applicable sales charge.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance and Positioning

The total return of the Touchstone High Yield Fund was 14.90% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Merrill Lynch U.S. High Yield Cash Pay Index (previously referred to as the Merrill Lynch High Yield Master Index) was 18.43% for the same period. The Fund underperformed its benchmark Index for the year.

Returns were strongest in the lower quality (CCC-rated) securities and higher quality (BB-rated) securities, while mid quality (B-rated) securities lagged. This relationship is seemingly paradoxical but explainable. We experienced an environment in which spreads were tightening materially due to improving prospects for defaults, while interest rates were declining due to anticipated quantitative easing. As such, the lower quality segments benefitted from contracting risk premiums while the higher quality segments benefitted from the fact that they are more sensitive to moves in interest rates. Furthermore, the BB sector within the High Yield market is considerably longer in duration compounding its interest rate sensitivity. The Fund's overweight allocation to B-rated securities contributed to its underperformance.

The impact of the Fund's quality allocations is somewhat intertwined with its sector allocations. To the extent that we favor the more stable and defensive sectors, the Fund lacks the volatility of more aggressive allocations. However, while focus is on B-rated and BB-rated securities, the Fund was over allocated to B-rated securities at the expense of BB-rated securities. Further, the BB exposure was considerably shorter in duration, limiting the benefit from declining rates. With respect to sector allocation, a lack of exposure to the Banking, Financial and Insurance sectors weighed on performance. Additionally, overweight allocations to Utilities and Telecommunication Services also detracted from performance due to the more defensive nature of these sectors. Although the Fund's overweight position to Utilities detracted from performance with respect to sector allocation, security selection within this sector was positive. Additionally, the Fund had positive contribution from a security selection standpoint within the Energy sector. Specifically, our lack of exposure to TXU Energy securities coupled with its holdings in Transocean and Connacher Oil & Gas added materially to performance. Conversely, Paper & Packaging positions detracted at the security selection level as did holdings in Telecommunication Services and Insurance.

The rally in High Yield was supported by strong performance in other risky assets classes with Emerging Market debt and Equities also generating attractive returns. The equity rally partly reflects investors' expectations that a loss of Democratic control of the House of Representatives and a narrower majority in the Senate could set the stage for an extension of the Bush tax cuts for all taxpayers. At this juncture, however, it is too early to ascertain how Congress and the Obama Administration will set tax policy in the event of a major realignment of Congress.

Strategy and Outlook

In our view, concerns about a "double-dip" are exaggerated: We look for the economy to continue to recover, albeit at a sub-par pace of about 2%. While we believe bond yields will increase over the coming year, we also recognize that interest rates could stay unusually low for a while longer. The Federal Reserve is expected to

Management's Discussion of Fund Performance (Continued)

launch a new round of quantitative easing later this year, and the bond market is not pricing in any tightening of monetary policy until 2012. Over the long-term, the key issue for investors to ascertain is whether the U.S. and global economy is headed for a deflationary or inflationary environment. With core inflation in the United States, Japan and Europe at 1% or less and unemployment rates stubbornly high, bondholders currently view deflation as the greater threat. Hence, bond yields remain unusually low. However, it is also becoming increasingly evident that the Federal Reserve is cognizant of the deflation threat. For the first time in the post-war era, the Federal Reserve has stated that inflation is too low, and it is developing a strategy to combat tepid growth and chronic unemployment. The Fed's new stance has caused the dollar to plummet which, in turn, has evoked a response by Japan, South Korea and several other Asian countries that are seeking to limit the appreciation of their currencies.

While considerable uncertainty remains, we continue to be constructive on the outlook for High Yield. With default rates continuing to decline and considerable progress being made on the "wall of maturities," the current spread of +618 seems attractive. While the absolute yields in High Yield are somewhat low, the alternatives appear less compelling. Although our expectations remain tempered, we think that High Yield continues to offer attractive relative value, particularly when compared to other fixed income asset classes.

The strength of Fort Washington's High Yield strategy has historically been fundamental credit analysis with particular emphasis on avoiding problem credits. We believe this will continue to add value as negative credit events may have a material impact on returns in this lower return environment. We believe this core competency will provide considerable value to the Fund's shareholders.

We will continue to construct the Fund to exhibit less volatility than the broad market and deliver attractive risk adjusted returns. It is designed for performance over a full market cycle with focus on protecting principal in down markets, a style that we believe will outperform over the long-term.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
High Yield Fund* and the Merrill Lynch U.S. High Yield Cash Pay Index
(previously referred to as the Merrill Lynch High Yield Master Index)

*  The chart above represents performance of Class A shares only, which will vary from the performance of Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

**  The average annual total returns shown above are adjusted for maximum applicable sales charge.

***  Class A, Class C and Class Y shares commenced operations on May 1, 2000, May 1, 2001, May 23, 2000 and February 1, 2007, respectively. The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (February 1, 2007), which is the same as the performance for Class A shares through February 1, 2007. The return has been restated for sales charges and for fees applicable to Class Y shares.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2010

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

Core Bond Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	21.4
U.S. Agency	11.2
AAA/Aaa	26.4
AA/Aa	1.2
A/A	8.0
BBB/Baa	12.6
BB/Ba	3.3
B/B	10.0
CCC	5.6
CC	0.3
Total	100.0

High Yield Fund

Credit Quality	(% of Investment Securities)
BBB/Baa	2.0
BB	24.8
B	67.4
CCC	3.7
CC	0.1
NR	0.1
Cash	1.9
Total	100.0

Institutional Money Market Fund

Credit Quality	(% of Investment Securities)
A-1/P-1/F-1	94.3
NR/FW1*	5.7
Total	100.0
Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	49.7
Corporate Bonds/Commercial Paper	11.7
Taxable Municipal Securities	14.2
U.S. Government Agency Securities	18.6
Bank CD/Time Deposits	2.9
Adjustable Rate Put Bonds	2.9
Total	100.0

Money Market Fund

Credit Quality	(% of Investment Securities)
A-1/P-1/F-1	94.8
NR/FW1*	5.2
Total	100.0
Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	57.8
Corporate Bonds/Commercial Paper	7.9
Taxable Municipal Securities	13.2
U.S. Government Agency Securities	18.5
Bank CD/Time Deposits	0.3
Adjustable Rate Put Bonds	2.3
Total	100.0

*  Equivalent to Standard & Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Investment Advisors, Inc.

Statements of Assets and Liabilities

September 30, 2010

	Touchstone Core Bond Fund	Touchstone High Yield Fund
Assets
Investment securities:
At cost	$51,861,421	$145,830,818
Affiliated securities, at market value	2,281,430	1,937,551
Non-affiliated securities, at market value	50,172,746	148,640,504
At market value - including $221,180 of securities loaned for the High Yield Fund	$52,454,176	$150,578,055
Dividends and interest receivable	457,240	2,958,859
Receivable for capital shares sold	188,414	1,414,189
Receivable for securities sold	4,120	270,992
Receivable for securities lending income	—	458
Tax reclaims receivable	674	531
Other assets	30,637	59,129
Total Assets	53,135,261	155,282,213
Liabilities
Dividends payable	156,994	978,494
Payable upon return of securities loaned	—	234,215
Payable for capital shares redeemed	86,160	5,953,182
Payable for securities purchased	112,932	1,553,974
Payable to Advisor	15,561	63,064
Payable to other affiliates	35,828	91,719
Payable to Trustees	5,960	5,960
Other accrued expenses and liabilities	65,330	54,697
Total Liabilities	478,765	8,935,305
Net Assets	$52,656,496	$146,346,908
Net Assets Consist of:
Paid-in capital	$52,817,593	$153,420,855
Accumulated net investment loss	(39,641)	(169,564)
Accumulated net realized losses from security transactions	(714,211)	(11,651,620)
Net unrealized appreciation on investments	592,755	4,747,237
Net Assets	$52,656,496	$146,346,908
Pricing of Class A Shares
Net assets attributable to Class A shares	$44,106,851	$113,452,586
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,236,520	13,187,230
Net asset value and redemption price per share	$10.41	$8.60
Maximum offering price per share	$10.93	$9.03
Pricing of Class C Shares
Net assets attributable to Class C shares	$8,549,645	$24,412,164
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	872,550	2,841,447
Net asset value, offering price and redemption price per share*	$9.80	$8.59
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$—	$8,482,158
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	967,703
Net asset value, offering price and redemption price per share	$—	$8.77

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Institutional Money Market Fund	Touchstone Money Market Fund
Assets
Investment securities:
Investment securities, at amortized cost	$300,278,670	$255,325,935
Total investment securities	$300,278,670	$255,325,935
Cash	61,625	430,592
Dividends and interest receivable	728,965	537,407
Other assets	48,004	43,682
Total Assets	301,117,264	256,337,616
Liabilities
Dividends payable	79,182	2,028
Payable for securities purchased	1,035,151	102,908
Payable to Advisor	34,848	27,548
Payable to other affiliates	12,103	104,277
Payable to Trustees	5,922	5,572
Other accrued expenses and liabilities	93,724	173,982
Total Liabilities	1,260,930	416,315
Net Assets	$299,856,334	$255,921,301
Net Assets Consist of:
Paid-in capital	$299,895,234	$255,922,203
Accumulated net realized losses from security transactions	(38,900)	(902)
Net Assets	$299,856,334	$255,921,301
Pricing of Class A Shares
Net assets attributable to Class A shares	$299,856,334	$72,718,753
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	299,888,800	72,750,739
Net asset value, offering price and redemption price per share	$1.00	$1.00
Pricing of Class S Shares
Net assets attributable to Class S shares	$—	$183,202,548
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	183,203,216
Net asset value, offering price and redemption price per share	$—	$1.00

See accompanying notes to financial statements.

Statements of Operations

For the Year Ended September 30, 2010

	Touchstone Core Bond Fund	Touchstone High Yield Fund
Investment Income
Interest	$2,207,649	$10,705,988
Dividends from affiliated securities	10,460	8,904
Income from securities loaned	—	3,815
Total Investment Income	2,218,109	10,718,707
Expenses
Investment advisory fees	230,663	584,029
Distribution expenses, Class A	96,748	195,327
Distribution expenses, Class B*	—	13,879
Distribution expenses, Class C	74,333	211,941
Administration fees	92,266	213,614
Transfer Agent fees, Class A	39,247	73,389
Transfer Agent fees, Class B*	—	2,470
Transfer Agent fees, Class C	8,712	19,753
Transfer Agent fees, Class Y	—	3,756
Professional fees	24,801	25,059
Postage and supplies	26,025	31,987
Registration fees	249	—
Registration fees, Class A	6,191	6,047
Registration fees, Class B*	—	5,876
Registration fees, Class C	4,446	4,263
Registration fees, Class Y	—	2,925
Reports to shareholders	10,517	16,644
Custodian fees	10,283	11,239
Trustees' fees and expenses	10,459	10,459
Compliance fees and expenses	1,694	771
Other expenses	16,054	18,849
Total Expenses	652,688	1,452,277
Administration fees waived by Advisor	(92,266)	(174,788)
Other operating expenses reimbursed by the Advisor	(89,164)	—
Net Expenses	471,258	1,277,489
Net Investment Income	1,746,851	9,441,218
Realized and Unrealized Gains on Investments
Net realized gain from security transactions	1,530,983	1,192,850
Net change in unrealized appreciation/depreciation on investments	1,550,786	4,722,650
Net Realized and Unrealized Gains on Investments	3,081,769	5,915,500
Net Increase in Net Assets from Operations	$4,828,620	$15,356,718

*  Class B closed on January 27, 2010.

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Institutional Money Market Fund	Touchstone Money Market Fund
Investment Income
Interest	$1,916,254	$1,426,079
Expenses
Investment advisory fees	715,899	1,124,369
Distribution expenses, Class A	—	215,596
Distribution expenses, Class S	—	775,637
Administration fees	612,720	513,644
Money Market Insurance	—	2,310
Transfer Agent fees, Class A	7,767	107,798
Transfer Agent fees, Class S	—	197,646
Professional fees	51,994	47,709
Postage and supplies	21,326	65,858
Registration fees, Class A	7,442	8,593
Registration fees, Class S	—	3,299
Reports to shareholders	8,179	64,944
Custodian fees	38,007	54,104
Trustees' fees and expenses	9,978	5,834
Compliance fees and expenses	9,687	2,296
Other expenses	22,649	26,726
Total Expenses	1,505,648	3,216,363
Administration fees waived by Advisor	(612,720)	(513,644)
Fees waived and/or expenses reimbursed by the Advisor	(177,102)	(1,302,245)
Net Expenses	715,826	1,400,474
Net Investment Income	1,200,428	25,605
Net Realized Gains on Investments	1,293	1,073
Net Increase in Net Assets from Operations	$1,201,721	$26,678

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Touchstone Core Bond Fund		Touchstone High Yield Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations
Net investment income	$1,746,851	$1,963,943	$9,441,218	$4,985,347
Net realized gains (losses) from security transactions	1,530,983	429,548	1,192,850	(9,814,578)
Net change in unrealized appreciation/depreciation on investments	1,550,786	3,234,868	4,722,650	11,047,600
Net Increase in Net Assets from Operations	4,828,620	5,628,359	15,356,718	6,218,369
Distributions to Shareholders
From net investment income, Class A	(1,594,643)	(1,959,024)	(7,149,020)	(3,791,997)
From net investment income, Class B*	—	—	(110,126)	(394,386)
From net investment income, Class C	(272,488)	(215,831)	(1,760,653)	(712,032)
From net investment income, Class Y	—	—	(584,724)	(85,746)
Decrease in Net Assets from Distributions to Shareholders	(1,867,131)	(2,174,855)	(9,604,523)	(4,984,161)
From Capital Share Transactions
Class A
Proceeds from shares sold	12,397,614	7,563,474	107,056,303	44,002,509
Reinvested distributions	1,330,617	1,835,689	4,203,795	3,143,017
Payments for shares redeemed	(8,216,619)	(23,020,914)	(61,602,429)	(44,444,311)
Net Increase (Decrease) in Net Assets from Class A Share Transactions	5,511,612	(13,621,751)	49,657,669	2,701,215
Class B*
Proceeds from shares sold	—	—	10,067	239,968
Reinvested distributions	—	—	90,874	186,420
Payments for shares redeemed	—	—	(4,709,401)	(837,584)
Net Decrease in Net Assets from Class B Share Transactions	—	—	(4,608,460)	(411,196)
Class C
Proceeds from shares sold	4,307,622	4,504,840	10,547,647	13,601,575
Reinvested distributions	164,994	124,295	793,447	330,642
Payments for shares redeemed	(2,252,558)	(2,465,053)	(6,391,290)	(1,441,589)
Net Increase in Net Assets from Class C Share Transactions	2,220,058	2,164,082	4,949,804	12,490,628
Class Y
Proceeds from shares sold	—	—	9,022,960	2,959,243
Reinvested distributions	—	—	221,823	82,835
Payments for shares redeemed	—	—	(4,106,548)	(869,022)
Net Increase in Net Assets from Class Y Share Transactions	—	—	5,138,235	2,173,056
Total Increase (Decrease) in Net Assets	10,693,159	(8,004,165)	60,889,443	18,187,911
Net Assets
Beginning of year	41,963,337	49,967,502	85,457,465	67,269,554
End of year	$52,656,496	$41,963,337	$146,346,908	$85,457,465
Accumulated Net Investment Income (Loss)	$(39,641)	$27,854	$(169,564)	$(6,259)

*  Class B closed on January 27, 2010.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Institutional Money Market Fund		Touchstone Money Market Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations
Net investment income	$1,200,428	$6,672,667	$25,605	$3,537,943
Net realized gains from security transactions	1,293	23,401	1,073	41,608
Net Increase in Net Assets from Operations	1,201,721	6,696,068	26,678	3,579,551
Distributions to Shareholders
From net investment income, Class A	(1,200,428)	(6,672,667)	(8,610)	(1,277,325)
From net investment income, Class S	—	—	(16,995)	(2,260,618)
Decrease in Net Assets from Distributions to Shareholders	(1,200,428)	(6,672,667)	(25,605)	(3,537,943)
From Capital Share Transactions
Class A
Proceeds from shares sold	3,120,718,873	3,220,493,310	52,092,217	156,870,710
Reinvested distributions	1,085,148	6,381,124	7,741	1,246,471
Payments for shares redeemed	(3,275,956,591)	(3,234,383,872)	(94,488,339)	(117,899,810)
Net Increase (Decrease) in Net Assets from Class A Share Transactions	(154,152,570)	(7,509,438)	(42,388,381)	40,217,371
Class S
Proceeds from shares sold	—	—	216,735,694	244,542,200
Reinvested distributions	—	—	15,563	2,260,622
Payments for shares redeemed	—	—	(216,877,279)	(249,495,318)
Net Decrease in Net Assets from Class S Share Transactions	—	—	(126,022)	(2,692,496)
Total Increase (Decrease) in Net Assets	(154,151,277)	(7,486,037)	(42,513,330)	37,566,483
Net Assets
Beginning of year	454,007,611	461,493,648	298,434,631	260,868,148
End of year	$299,856,334	$454,007,611	$255,921,301	$298,434,631
Accumulated Net Investment Income	$—	$—	$—	$—

See accompanying notes to financial statements.

Financial Highlights

Touchstone Core Bond Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.76	$9.01	$9.67	$9.66	$9.79
Income (loss) from investment operations:
Net investment income	0.39	0.41	0.46	0.43	0.41
Net realized and unrealized gains (losses) on investments	0.67	0.80	(0.66)	0.01	(0.12)
Total from investment operations	1.06	1.21	(0.20)	0.44	0.29
Less distributions:
Dividends from net investment income	(0.41)	(0.46)	(0.46)	(0.43)	(0.42)
Net asset value at end of period	$10.41	$9.76	$9.01	$9.67	$9.66
Total return (A)	11.10%	13.92%	(2.19%)	4.66%	3.08%
Net assets at end of period (000's)	$44,107	$36,096	$46,713	$56,735	$57,009
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets	1.28%	—	—	—	—
Ratio of net investment income to average net assets	3.91%	4.58%	4.77%	4.39%	4.24%
Portfolio turnover rate	370%	277%	184%	293%	237%

Touchstone Core Bond Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.21	$8.53	$9.18	$9.19	$9.29
Income (loss) from investment operations:
Net investment income	0.31	0.34	0.36	0.34	0.31
Net realized and unrealized gains (losses) on investments	0.62	0.73	(0.62)	0.01	(0.10)
Total from investment operations	0.93	1.07	(0.26)	0.35	0.21
Less distributions:
Dividends from net investment income	(0.34)	(0.39)	(0.39)	(0.36)	(0.31)
Net asset value at end of period	$9.80	$9.21	$8.53	$9.18	$9.19
Total return (A)	10.32%	13.07%	(2.93%)	3.87%	2.35%
Net assets at end of period (000's)	$8,550	$5,867	$3,255	$2,036	$2,165
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets	2.09%	—	—	—	—
Ratio of net investment income to average net assets	3.15%	3.81%	4.03%	3.65%	3.50%
Portfolio turnover rate	370%	277%	184%	293%	237%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Amount rounds to less than $0.005

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone High Yield Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$8.19	$7.85	$9.17	$9.31	$9.60
Income (loss) from investment operations:
Net investment income	0.75	0.73	0.74	0.67	0.66
Net realized and unrealized gains (losses) on investments	0.42	0.34	(1.28)	(0.06)	(0.24)
Total from investment operations	1.17	1.07	(0.54)	0.61	0.42
Less distributions:
Dividends from net investment income	(0.76)	(0.73)	(0.74)	(0.67)	(0.66)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.05)
Total distributions	(0.76)	(0.73)	(0.78)	(0.75)	(0.71)
Net asset value at end of period	$8.60	$8.19	$7.85	$9.17	$9.31
Total return (A)	14.90%	16.06%	(6.33%)	6.69%	4.61%
Net assets at end of period (000's)	$113,453	$59,392	$57,020	$83,996	$76,754
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets	1.20%	—	—	—	—
Ratio of net investment income to average net assets	8.95%	10.58%	8.31%	7.17%	7.01%
Portfolio turnover rate	47%	60%	28%	37%	39%

Touchstone High Yield Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$8.18	$7.84	$9.16	$9.31	$9.59
Income (loss) from investment operations:
Net investment income	0.69	0.65	0.68	0.61	0.60
Net realized and unrealized gains (losses) on investments	0.41	0.37	(1.29)	(0.08)	(0.24)
Total from investment operations	1.10	1.02	(0.61)	0.53	0.36
Less distributions:
Dividends from net investment income	(0.69)	(0.68)	(0.67)	(0.60)	(0.59)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.05)
Total distributions	(0.69)	(0.68)	(0.71)	(0.68)	(0.64)
Net asset value at end of period	$8.59	$8.18	$7.84	$9.16	$9.31
Total return (A)	14.01%	15.24%	(7.03%)	5.81%	3.94%
Net assets at end of period (000's)	$24,412	$18,423	$4,569	$7,218	$9,087
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of gross expenses to average net assets	1.97%	—	—	—	—
Ratio of net investment income to average net assets	8.26%	9.46%	7.54%	6.41%	6.25%
Portfolio turnover rate	47%	60%	28%	37%	39%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone High Yield Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended Sept 30,
	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$8.34	$7.86	$9.18	$9.43
Income (loss) from investment operations:
Net investment income	0.75	0.66	0.75	0.50
Net realized and unrealized gains (losses) on investments	0.46	0.50	(1.27)	(0.31)
Total from investment operations	1.21	1.16	(0.52)	0.19
Less distributions:
Dividends from net investment income	(0.78)	(0.68)	(0.76)	(0.44)
Distributions from net realized gains	—	—	(0.04)	—
Total distributions	(0.78)	(0.68)	(0.80)	(0.44)
Net asset value at end of period	$8.77	$8.34	$7.86	$9.18
Total return	15.16%	16.92%	(6.07%)	2.09	% (B)
Net assets at end of period (000's)	$8,482	$3,130	$866	$473
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80	% (C)
Ratio of gross expenses to average net assets	0.96%	—	—	—
Ratio of net investment income to average net assets	9.33%	9.95%	8.74%	7.49	% (C)
Portfolio turnover rate	47%	60%	28%	37%

(A)  Represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

(B)  Not annualized

(C)  Annualized.

Financial Highlights (Continued)

Touchstone Institutional Money Market Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010		2009		2008		2007		2006
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.003		0.017		0.038		0.052		0.046
Net realized gains (losses) on investments	0.000	(A)	(0.000	) (A)	(0.000	) (A)	(0.000	) (A)	—
Total from investment operations	0.003		0.017		0.038		0.052		0.046
Less distributions:
Dividends from net investment income	(0.003)		(0.017)		(0.038)		(0.052)		(0.046)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.33%		1.76%		3.87%		5.32%		4.67%
Net assets at end of period (000's)	$299,856		$454,008		$461,494		$217,618		$415,590
Ratio of net expenses to average net assets	0.20%		0.27	% (B)	0.20%		0.20%		0.20%
Ratio of gross expenses to average net assets	0.42%		—		—		—		—
Ratio of net investment income to average net assets	0.34%		1.57%		3.66%		5.20%		4.61%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.20%.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Money Market Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010		2009		2008		2007		2006
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.013		0.033		0.046		0.040
Net realized gains (losses) on investments	—		0.000	(A)	(0.000	) (A)	(0.000	) (A)	—
Total from investment operations	0.000	(A)	0.013		0.033		0.046		0.040
Less distributions:
Dividends from net investment income	(0.000	) (A)	(0.013)		(0.033)		(0.046)		(0.040)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		1.32%		3.36%		4.70%		4.05%
Net assets at end of period (000's)	$72,719		$115,107		$74,873		$62,748		$53,894
Ratio of net expenses to average net assets	0.55%		0.89	% (B)	0.85%		0.85%		0.85%
Ratio of gross expenses to average net assets	1.13%		1.12%		0.85%		0.85%		0.85%
Ratio of net investment income to average net assets	0.01%		1.16%		3.28%		4.62%		3.99%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.85%.

Touchstone Money Market Fund — Class S

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010		2009		2008		2007		2006
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.011		0.030		0.043		0.037
Net realized losses on investments	—		(0.000	) (A)	(0.000	) (A)	(0.000	) (A)	—
Total from investment operations	0.000	(A)	0.011		0.030		0.043		0.037
Less distributions:
Dividends from net investment income	(0.000	) (A)	(0.011)		(0.030)		(0.043)		(0.037)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		1.05%		3.05%		4.39%		3.74%
Net assets at end of period (000's)	$183,203		$183,328		$185,995		$151,053		$133,735
Ratio of net expenses to average net assets	0.54%		1.17	% (B)	1.15%		1.15%		1.15%
Ratio of gross expenses to average net assets	1.32%		1.45%		1.15%		1.15%		1.15%
Ratio of net investment income to average net assets	0.01%		1.07%		2.99%		4.31%		3.70%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 1.12%.

See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2010

1. Organization

The Touchstone Core Bond Fund ("Core Bond Fund"), Touchstone High Yield Fund ("High Yield Fund"), Touchstone Institutional Money Market Fund ("Institutional Money Market Fund"), and Touchstone Money Market Fund ("Money Market Fund"), (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class S shares, and Class Y shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

The Core Bond Fund offers two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

The High Yield Fund offers three classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets) and Class Y shares (sold without a distribution fee or sales charge, but offered only through selected dealers). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

Effective January 27, 2010, Class B shares of the High Yield Fund were exchanged for Class A shares of the High Yield Fund.

The Money Market Fund offers two classes of shares: Class A shares (sold subject to a distribution fee of up to 0.35% of average daily net assets) and Class S shares (sold subject to a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares. The current maximum distribution fee for Class S shares is limited to 0.35% of average daily net assets of Class S shares. Prior to March 1, 2010, Class S shares were limited to an annual fee of up to 0.60% of average daily net assets attributable to that class.

Each Class A, Class C, Class S and Class Y share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C and Class S shares bear the expenses of higher distribution fees, which is expected to cause Class C and Class S shares to have a higher expense ratio and to pay lower dividends than those related to Class A and Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation — Investment securities in the Core Bond Fund and High Yield Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the

Notes to Financial Statements (Continued)

major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees. Investment securities in the Institutional Money Market Fund and Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share.

The Funds have adopted Financial Accounting Standards Board ("FASB") ASC 820 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2010, for each Fund's investments, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration. The Funds did not hold any Level 3 categorized securities during the year ended or at September 30, 2010.

New Accounting Pronouncements — In January 2010, the FASB issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on their financial statements.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain

Notes to Financial Statements (Continued)

cash collateral with the Funds' custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds' custodian into approved investment vehicles.

The High Yield Fund participated in securities lending during the period. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

As of September 30, 2010, the High Yield Fund had loaned corporate bonds having a fair value of approximately $221,180 and had received collateral valued at $234,215 for the loan. All collateral is received, held and administered by the Fund's Custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

Repurchase agreements — Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Dollar roll transactions — The Core Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or similar as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver similar securities when the Fund seeks to repurchase them.

Share valuation — The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional Money Market Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund and Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C shares of the Core Bond Fund and Class C and Class Y shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, redemptions of Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Notes to Financial Statements (Continued)

Investment income — Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

Distributions to shareholders — Dividends arising from net investment income are distributed daily and paid on the last business day of each month to shareholders of each Fund, except for Core Bond Fund and High Yield Fund which are distributed and paid monthly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation, as applicable, for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionately among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Tax Information

It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year an amount equal to the sum of at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2010 and 2009 was as follows:

	Core Bond Fund		High Yield Fund
	2010	2009	2010	2009
From ordinary income	$1,867,131	$2,174,855	$9,604,523	$4,984,161
	Institutional Money Market Fund		Money Market Fund
	2010	2009	2010	2009
From ordinary income	$1,200,428	$6,672,667	$25,605	$3,537,943

Notes to Financial Statements (Continued)

Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis.

	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
Core Bond Fund	$—	$52,785	$(52,785)

The following information is computed on a tax basis for each item as of September 30, 2010:

	Core Bond Fund	High Yield Fund
Tax cost of portfolio investments	$51,889,665	$145,882,876
Gross unrealized appreciation	1,951,452	5,965,488
Gross unrealized depreciation	(1,386,941)	(1,270,309)
Net unrealized appreciation	564,511	4,695,179
Capital loss carryforward	(700,610)	(11,599,562)
Undistributed ordinary income	131,996	808,930
Other temporary differences	(156,994)	(978,494)
Accumulated deficit	$(161,097)	$(7,073,947)
	Institutional Money Market Fund	Money Market Fund
Tax cost of portfolio investments	$300,278,670	$255,325,935
Capital loss carryforward	(38,900)	(902)
Undistributed ordinary income	79,181	2,028
Other temporary differences	(79,181)	(2,028)
Accumulated deficit	$(38,900)	$(902)

The difference, if any, between the tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes.

Fund	Amount	Expires September 30,
Core Bond Fund	$700,610	2015
High Yield Fund	$7,476,631	2017
	4,122,931	2018
	$11,599,562
Institutional Money Market Fund	$38,900	2016
Money Market Fund	$902	2016

Notes to Financial Statements (Continued)

During the year ended September 30, 2010, the following Funds utilized capital loss carryforwards:

Fund	Amount
Core Bond Fund	$979,942
Institutional Money Market Fund	$1,293
Money Market Fund	$1,073

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2007 through 2010) and have concluded that no provision for income tax is required in their financial statements.

4. Investment Transactions

Investment transactions (excluding purchases and sales of U.S. Government securities and short-term investments) were as follows for the year ended September 30, 2010:

	Core Bond Fund	High Yield Fund
Purchases of investment securities	$19,067,560	$104,260,561
Proceeds from sales and maturities of investment securities	$20,648,833	$46,347,772

5. Transactions with Affiliates

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. (JPMorgan) the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

MANAGEMENT AGREEMENT

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Core Bond Fund	0.50% on the first $100 million 0.45% on the next $100 million 0.40% on the next $100 million 0.35% of such assets in excess of $300 million

High Yield Fund	0.60% on the first $50 million 0.50% on the next $250 million 0.45% of such assets in excess of $300 million

Institutional Money Market Fund	0.20%

Money Market Fund	0.50% on the first $50 million 0.45% on the next $100 million 0.40% on the next $100 million 0.375% of such assets in excess of $250 million

Fort Washington Investment Advisors, Inc. (Sub-Advisor) has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western-Southern. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

Notes to Financial Statements (Continued)

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets. For the Institutional Money Market Fund, the Advisor receives an annual fee of 0.20% of the Fund's average daily net assets up to and including $100 million; and 0.16% of all such assets in excess of $100 million.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

EXPENSE LIMITATION AGREEMENT

The Trust and the Advisor have entered into an Expense Limitation Agreement to contractually limit operating expenses of the Core Bond Fund, High Yield Fund, Institutional Money Market Fund and Money Market Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows until at least January 27, 2011 (March 1, 2011 for Class S shares of Money Market Fund):

Core Bond Fund — Class A	0.90%
Core Bond Fund — Class C	1.65%
High Yield Fund — Class A	1.05%
High Yield Fund — Class C	1.80%
High Yield Fund — Class Y	0.80%
Institutional Money Market Fund	0.20%
Money Market Fund — Class A	0.85%
Money Market Fund — Class S*	0.90%

*  Prior to March 1, 2010, the expense limitation for Class S shares of Money Market Fund was 1.15%.

For the year ended September 30, 2010, the Advisor waived investment advisory fees, administration fees, and/or reimbursed expenses as follows:

	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed
Core Bond Fund	$—	$92,266	$89,164
High Yield Fund	$—	$174,788	$—
Institutional Money Market Fund	$—	$612,720	$177,102
Money Market Fund	$311,012	$513,644	$991,233

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and

Notes to Financial Statements (Continued)

performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2010, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

Amount
Core Bond Fund	$5,033
High Yield Fund	$25,110
Institutional Money Market Fund	$89
Money Market Fund	$203,113

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $9,220 and $44,506 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, for the year ended September 30, 2010. In addition, the Underwriter collected $899 and $9,742 of contingent deferred sales loads on the redemption of Class C shares of the Core Bond Fund and Class C shares of the High Yield Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund and High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class C and Class S shares. However, the current 12b-1 fees for Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund and Class S shares of the Money Market Fund are limited to an annual fee of up to 0.25% and 0.35% of average daily net assets that are attributable to Class A shares and Class S shares, respectively. Prior to March 1, 2010, the maximum 12b-1 fee for Class S shares of Money Market Fund was limited to 0.60% of average daily net assets attributable to Class S shares. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, the Fund did not incur any expenses under the plan through September 30, 2010.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

The Core Bond Fund and High Yield Fund each may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed. As of September 30,

Notes to Financial Statements (Continued)

2010, approximately 51% of the outstanding shares of the Touchstone Institutional Money Market Fund were collectively owned by other funds in the Touchstone Funds complex.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2010, is as follows:

	Share Activity
	Balance 09/30/09	Purchases	Sales	Balance 09/30/10	Dividends	Value 09/30/10
Core Bond Fund	1,820,419	66,660,682	(66,199,671)	2,281,430	$10,460	$2,281,430
High Yield Fund	2,761,039	87,761,577	(88,585,065)	1,937,551	$8,904	$1,937,551

6. Capital Share Transactions

Capital share transactions for the Institutional Money Market Fund and Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

	Core Bond Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
Class A
Shares sold	1,220,957	837,797
Shares reinvested	132,500	203,731
Shares redeemed	(815,280)	(2,527,598)
Net increase (decrease) in shares outstanding	538,177	(1,486,070)
Shares outstanding, beginning of year	3,698,343	5,184,413
Shares outstanding, end of year	4,236,520	3,698,343
Class C
Shares sold	455,595	528,107
Shares reinvested	17,414	14,484
Shares redeemed	(237,463)	(287,200)
Net increase in shares outstanding	235,546	255,391
Shares outstanding, beginning of year	637,004	381,613
Shares outstanding, end of year	872,550	637,004
	High Yield Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
Class A
Shares sold	12,743,130	5,908,250
Shares reinvested	503,829	458,096
Shares redeemed	(7,309,647)	(6,377,447)
Net increase (decrease) in shares outstanding	5,937,312	(11,101)
Shares outstanding, beginning of year	7,249,918	7,261,019
Shares outstanding, end of year	13,187,230	7,249,918

Notes to Financial Statements (Continued)

	High Yield Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009
Class B*
Shares sold	—	35,465
Shares reinvested	10,967	27,246
Shares redeemed	(563,047)	(124,933)
Net decrease in shares outstanding	(552,080)	(62,222)
Shares outstanding, beginning of year	552,080	614,302
Shares outstanding, end of year	—	552,080
Class C
Shares sold	1,255,821	1,832,995
Shares reinvested	95,277	45,786
Shares redeemed	(762,309)	(208,668)
Net increase in shares outstanding	588,789	1,670,113
Shares outstanding, beginning of year	2,252,658	582,545
Shares outstanding, end of year	2,841,447	2,252,658
Class Y
Shares sold	1,045,343	382,083
Shares reinvested	26,138	10,403
Shares redeemed	(479,145)	(127,299)
Net increase in shares outstanding	592,336	265,187
Shares outstanding, beginning of year	375,367	110,180
Shares outstanding, end of year	967,703	375,367

*  Class B closed on January 27, 2010.

7. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds' financial statements.

Portfolio of Investments
Touchstone Core Bond Fund – September 30, 2010

Principal Amount		Market Value
	Mortgage-Backed Securities — 37.7%
$280,000	Banc of America Commercial Mortgage, Inc., Ser 2005-4, Class A3, 4.891%, 7/10/45	$288,897
335,000	Banc of America Commercial Mortgage, Inc., Ser 2006-2, Class A3, 5.900%, 5/10/45 (a)	361,866
435,000	Banc of America Commercial Mortgage, Inc., Ser 2006-6, Class A3, 5.369%, 10/10/45	455,216
355,000	Banc of America Commercial Mortgage, Inc., Ser 2007-1, Class AAB, 5.422%, 1/15/49	382,455
540,000	Banc of America Commercial Mortgage, Inc., Ser 2007-2, Class AAB, 5.817%, 4/10/49 (a)	579,810
875,000	Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Class A4A, 4.871%, 9/11/42	933,805
270,000	Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Class A3, 5.518%, 9/11/41	286,669
875,000	Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Class A4, 5.907%, 6/11/40 (a)	950,102
180,000	Citigroup Commercial Mortgage Trust, Ser 2006-C4, Class A2, 5.919%, 3/15/49 (a)	191,739
120,000	Commercial Mortgage Pass Through Certificates, Ser 2004-LB4A, Class A3, 4.405%, 10/15/37	121,805
135,000	Commercial Mortgage Pass-Thru Certificates, Ser 2005-C6, Class A5A, 5.116%, 6/10/44 (a)	147,358
658,134	Countrywide Asset-Backed Certificates, Ser 2007-S1, Class A5, 6.018%, 11/25/36 (a)	296,524
87,981	Credit Suisse First Boston Mortgage Securities Corp., Ser 2002-CKN2, Class A2, 5.939%, 4/15/37	88,240
550,000	Credit Suisse First Boston Mortgage Securities Corp., Ser 2004-C3, Class A5, 5.113%, 7/15/36 (a)	585,892
1,088,709	Credit Suisse First Boston Mortgage Securities Corp., Ser 2005-9, Class 2A1, 5.500%, 10/25/35	985,807
350,000	CW Capital Cobalt Ltd., Ser 2006-C1, Class A4, 5.223%, 8/15/48	358,446
1,259,046	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2005-3, Class 4A4, 5.250%, 6/25/35	1,120,851
171,103	FNMA, Pool #254759, 4.500%, 6/1/18	181,739
62,188	FNMA, Pool #765504, 4.500%, 2/1/19	66,054
278,770	FNMA, Pool #974403, 4.500%, 4/1/23	295,030

Principal Amount		Market Value
$213,289	FNMA, Pool #974401, 4.500%, 4/1/23	$224,582
1,045,857	FNMA, Pool #983610, 5.000%, 5/1/23	1,109,648
222,162	FNMA, Pool #984256, 5.000%, 6/1/23	236,288
465,241	FNMA, Pool #988107, 5.000%, 8/1/23	493,618
244,095	FNMA, Pool #995472, 5.000%, 11/1/23	258,983
221,793	FNMA, Pool #995529, 5.500%, 11/1/22	238,873
332,480	FNMA, Pool #889734, 5.500%, 6/1/37	354,422
195,639	FNMA, Pool #995220, 6.000%, 11/1/23	212,160
48,312	FNMA, Pool #561741, 7.500%, 1/1/31	55,129
17,889	FNMA, Pool #535290, 8.000%, 5/1/30	20,731
12,503	FNMA, Pool #569874, 8.000%, 2/1/31	14,490
1,000,000	GE Capital Commercial Mortgage Corp., Ser 2002-2A, Class A3, 5.349%, 8/11/36	1,056,356
312,550	GE Capital Commercial Mortgage Corp., Ser 2004-C1, Class A2, 3.915%, 11/10/38	313,011
415,000	GE Capital Commercial Mortgage Corp., Ser 2005-C4, Class ASB, 5.483%, 11/10/45 (a)	447,070
53,223	GNMA, Pool #G2 8503, 3.625%, 9/20/24 (a)	55,035
5,274	GNMA, Pool #434792, 8.000%, 7/15/30	6,242
38,687	GNMA, Ser 2003-11, Class GJ, 4.000%, 10/17/29	40,654
570,000	Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Class A3, 4.569%, 8/10/42	586,502
400,000	GS Mortgage Securities Corp. II, Ser 2006-GG8, Class AAB, 5.535%, 11/10/39	435,525
595,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2004-C2, Class A3, 5.404%, 5/15/41 (a)	643,665
470,000	LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Class A3, 5.689%, 3/15/32 (a)	498,186
167,220	Merrill Lynch Mortgage Trust, Ser 2003-KEY1, Class A2, 4.435%, 11/12/35	167,075
555,000	Morgan Stanley Capital I, Ser 2006-HQ9, Class A3, 5.712%, 7/12/44	593,188
1,000,000	Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Class 2A4S, 5.963%, 1/25/47	665,698
364,442	Residential Asset Securitization Trust, Ser 2005-A6CB, Class A8, 5.500%, 6/25/35	182,160
506,408	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	382,108
169,492	Residential Funding Mortgage Securities I, Ser 2006-S2, Class A2, 5.750%, 2/25/36	120,819

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value
	Mortgage-Backed Securities — 37.7% (Continued)
$237,369	Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-23, Class 1A3, 5.144%, 1/25/36 (a)	$202,685
503,635	Structured Asset Securities Corp., Ser 2005-17, Class 5A1, 5.500%, 10/25/35	432,060
250,000	Wachovia Bank Commercial Mortgage Trust, Ser 2006-C29, Class A3, 5.313%, 11/15/48	267,048
390,000	Wachovia Bank Commercial Mortgage Trust, Ser 2007-C34, Class APB, 5.617%, 5/15/46	425,484
480,461	Washington Mutual Mortgage Pass-Thru Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	450,164
	Total Mortgage-Backed Securities	$19,867,964
	Corporate Bonds — 31.4%
22,000	Accellent, Inc., 8.375%, 2/1/17	22,440
17,000	Accuride Corp., 144a, 9.500%, 8/1/18	17,850
40,000	ACE Hardware Corp., 144a, 9.125%, 6/1/16	42,700
85,000	AES Corp., 8.000%, 10/15/17	91,800
50,000	AK Steel Corp., 7.625%, 5/15/20	50,625
11,000	Allbritton Communications Co., 8.000%, 5/15/18	11,027
15,000	Ally Financial, Inc., 144a, 7.500%, 9/15/20	15,975
39,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	40,609
295,000	Anheuser-Busch InBev Worldwide, Inc., 144a, 8.200%, 1/15/39	422,436
135,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	148,500
135,000	ARAMARK Corp., 8.500%, 2/1/15	140,400
325,000	ArcelorMittal, 5.375%, 6/1/13	348,956
300,000	AT&T, Inc., 6.550%, 2/15/39	348,892
90,000	Atlas Energy Operating Co. LLC / Atlas Energy Finance Corp., 12.125%, 8/1/17	104,063
275,000	Bank of America Corp., 7.375%, 5/15/14	316,072
135,000	Basic Energy Services, Inc., 11.625%, 8/1/14*	148,500
305,000	Brandywine Operating Partnership LP, 5.400%, 11/1/14	318,477
190,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	209,679
10,000	BWAY Holding Co., 144a, 10.000%, 6/15/18	10,825
25,000	Calpine Corp., 144a, 7.875%, 7/31/20	25,687
30,000	Capella Healthcare, Inc., 144a, 9.250%, 7/1/17	32,100
27,000	Cascades, Inc., 7.750%, 12/15/17	28,148
275,000	Caterpillar Financial Services Corp., 5.450%, 4/15/18	318,802

Principal Amount		Market Value
$15,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 7.875%, 4/30/18	$15,563
320,000	CenterPoint Energy, Inc., 5.950%, 2/1/17	359,912
50,000	Cenveo Corp., 8.875%, 2/1/18	49,438
60,000	Cequel Communications Holdings l LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	63,300
10,000	CIT Group, Inc., 7.000%, 5/1/17	9,787
20,000	CIT Group, Inc., 7.000%, 5/1/16	19,700
250,000	Citigroup, Inc., 5.500%, 4/11/13	268,211
1,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	1,060
16,000	Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17	17,080
29,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	31,103
15,000	CMS Energy Corp., 8.750%, 6/15/19	17,910
230,000	CMS Energy Corp., 6.250%, 2/1/20	242,137
32,000	Coffeyville Resources LLC, 144a, 10.875%, 4/1/17	33,760
235,000	Comcast Corp., 5.700%, 7/1/19	269,674
117,000	Communications & Power Industries, Inc., 8.000%, 2/1/12	117,293
10,000	Consol Energy, Inc., 144a, 8.250%, 4/1/20	10,925
10,000	Consol Energy, Inc., 144a, 8.000%, 4/1/17	10,825
24,000	Cooper-Standard Automotive, Inc., 144a, 8.500%, 5/1/18	24,900
135,000	Copano Energy LLC / Copano Energy Finance Corp., 8.125%, 3/1/16	137,700
275,000	Credit Suisse New York, 4.375%, 8/5/20	280,847
45,000	Cricket Communications, Inc., 7.750%, 5/15/16	47,756
12,000	Crosstex Energy, 8.875%, 2/15/18	12,570
100,000	CSC Holdings LLC, 8.625%, 2/15/19	112,500
265,000	DirecTV Holdings LLC / DirecTV Financing Co., Inc., 7.625%, 5/15/16	295,475
230,000	Enel Finance International SA, 144a, 6.250%, 9/15/17	260,849
11,000	Entravision Communications Corp., 144a, 8.750%, 8/1/17	11,220
100,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	102,250
35,000	Fisher Communications, Inc., 8.625%, 9/15/14	34,650
225,000	FPL Group Capital, Inc., 6.350%, 10/1/66 (a)	213,750
57,000	Frontier Communications Corp., 8.500%, 4/15/20	62,914
270,000	General Electric Capital Corp., 5.625%, 5/1/18	299,694
240,000	Goldman Sachs Group, Inc., 7.500%, 2/15/19	285,541

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 31.4% (Continued)
$28,000	Goodyear Tire & Rubber, 10.500%, 5/15/16	$31,710
135,000	HCA, Inc., 9.625%, 11/15/16	146,475
175,000	Health Care REIT, Inc., 6.125%, 4/15/20	187,349
78,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	78,975
75,000	Hilcorp Energy, 144a, 9.000%, 6/1/16	77,812
50,000	Hilcorp Energy, 144a, 7.750%, 11/1/15	50,500
135,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.250%, 3/1/15	132,975
130,000	HSBC Bank PLC, 144a, 3.500%, 6/28/15	136,365
22,000	Inergy LP / Inergy Finance Corp., 144a, 7.000%, 10/1/18	22,550
135,000	Ingles Markets, Inc., 8.875%, 5/15/17	145,462
30,000	Insight Communications Co., Inc., 144a, 9.375%, 7/15/18	31,875
110,000	Intergen NV, 144a, 9.000%, 6/30/17	116,325
53,000	International Lease Finance Corp., 144a, 8.750%, 3/15/17	56,843
100,000	Iron Mountain, Inc., 8.000%, 6/15/20	105,625
38,000	Kemet Corp., 144a, 10.500%, 5/1/18	39,757
30,000	Koppers, Inc., 7.875%, 12/1/19	31,275
170,000	Kraft Foods, Inc., 4.125%, 2/9/16	183,889
8,000	Lear Corp., 7.875%, 3/15/18	8,480
54,000	Libbey Glass, Inc., 144a, 10.000%, 2/15/15	58,050
16,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58 (a)	18,880
15,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	15,300
20,000	Lyondell Chemical Co., 144a, 8.000%, 11/1/17	21,850
220,000	Macy's Retail Holdings, Inc., 5.350%, 3/15/12	229,350
125,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Ser B, 8.750%, 4/15/18	135,000
47,000	Martin Midstream Partners & Finance, 144a, 8.875%, 4/1/18	47,235
70,000	MetLife, Inc., 10.750%, 8/1/39	90,825
235,000	Morgan Stanley MTN, 5.625%, 1/9/12	247,477
500,000	National City Corp., 4.000%, 2/1/11	504,375
25,000	Navistar International Corp., 8.250%, 11/1/21	26,688
30,000	NBTY, Inc., 144a, 9.000%, 10/1/18	31,500
210,000	News America, Inc., 6.900%, 3/1/19	256,840
10,000	NII Capital Corp., 10.000%, 8/15/16	11,375
265,000	Nisource Finance Corp., 6.150%, 3/1/13	291,147
350,000	Norfolk Southern Corp., 5.750%, 4/1/18	409,853
23,000	Novelis, Inc., 7.250%, 2/15/15	23,402
52,000	Omega Healthcare Investors, Inc., 144a, 6.750%, 10/15/22	51,513
21,000	Omnicare, Inc., 7.750%, 6/1/20	21,473

Principal Amount		Market Value
$24,000	Overseas Shipholding Group, Inc., 8.125%, 3/30/18	$24,930
14,000	PAETEC Holding Corp., 8.875%, 6/30/17	14,630
18,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	18,653
105,000	Petrohawk Energy Corp., 10.500%, 8/1/14	118,912
9,000	PHH Corp., 144a, 9.250%, 3/1/16	9,360
21,000	Pinafore LLC / Pinafore, Inc., 144a, 9.000%, 10/1/18	22,050
44,000	Pioneer Drilling Co., 144a, 9.875%, 3/15/18	44,990
210,000	Plains All American Pipeline LP / PAA Finance Corp., 6.650%, 1/15/37	227,619
9,000	PolyOne Corp., 7.375%, 9/15/20	9,281
185,000	PPL Energy Supply LLC, 6.500%, 5/1/18	214,075
2,000	Qwest Communications International, Inc., 7.500%, 2/15/14	2,040
40,000	Regency Energy Partners LP / Regency Energy Finance Corp., 144a, 9.375%, 6/1/16	44,100
15,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 144a, 7.750%, 10/15/16	15,262
235,000	Rockies Express Pipeline LLC, 144a, 6.250%, 7/15/13	255,310
135,000	RRI Energy, Inc., 7.875%, 6/15/17	125,888
40,000	RSC Equipment Rental, Inc. / RSC Holdings III LLC, 144a, 10.000%, 7/15/17	44,500
135,000	Sabine Pass LNG LP, 7.250%, 11/30/13	130,275
80,000	Service Corp International, 8.000%, 11/15/21	85,600
19,000	Simmons Bedding Co., 144a, 11.250%, 7/15/15	20,401
250,000	Southern Power Co., Ser D, 4.875%, 7/15/15	278,278
45,000	Sprint Capital Corp., 8.750%, 3/15/32	47,250
55,000	Sprint Nextel Corp., 8.375%, 8/15/17	59,675
39,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 144a, 10.250%, 12/1/17	41,437
101,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 144a, 7.875%, 10/15/18	105,293
165,000	Teachers Insurance & Annuity Association of America, 144a, 6.850%, 12/16/39	203,046
50,000	Tembec Industries, Inc., 144a, 11.250%, 12/15/18	46,812
21,000	Texas Industries, Inc., 144a, 9.250%, 8/15/20	21,787
405,000	Time Warner Cable, Inc., 6.200%, 7/1/13	456,253

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 31.4% (Continued)
$145,000	Time Warner, Inc., 3.150%, 7/15/15	$150,297
7,000	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	7,070
220,000	TransCanada PipeLines Ltd., 6.100%, 6/1/40	248,373
23,000	Transocean, Inc., 6.000%, 3/15/18	24,463
30,000	Transocean, Inc., 7.375%, 4/15/18	33,201
7,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	7,333
31,000	Valassis Communications, Inc., 8.250%, 3/1/15	32,550
235,000	Valero Logistics LP, 6.050%, 3/15/13	251,115
275,000	Verizon Communications, Inc., 6.250%, 4/1/37	310,767
330,000	Viacom, Inc., 6.250%, 4/30/16	387,081
30,000	Viasat, Inc., 8.875%, 9/15/16	32,287
90,000	Virgin Media Finance PLC, 8.375%, 10/15/19	98,775
290,000	WCI Finance LLC / WEA Finance LLC, 144a, 5.700%, 10/1/16	324,084
27,000	West Corp., 144a, 8.625%, 10/1/18	27,540
275,000	Williams Company Inc Credit Linked Certificates Trust V, 144a, 6.375%, 10/1/10	275,000
100,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	112,062
135,000	Windstream Corp., 8.625%, 8/1/16	142,762
350,000	Xstrata Finance Canada Ltd., 144a, 5.500%, 11/16/11	366,734
	Total Corporate Bonds	$16,530,433
	U.S. Treasury Obligations — 21.3%
500,000	U.S. Treasury Bond, 4.375%, 5/15/40	561,565
5,355,000	U.S. Treasury Inflation Indexed Note, 2.000%, 4/15/12	5,952,764
1,485,000	U.S. Treasury Note, 0.375%, 8/31/12	1,483,898
800,000	U.S. Treasury Note, 0.750%, 8/15/13	803,000
695,000	U.S. Treasury Note, 2.625%, 8/15/20	701,516
1,525,000	United States Treasury Inflation Indexed Bond, 2.125%, 2/15/40	1,718,826
	Total U.S. Treasury Obligations	$11,221,569
	U.S. Government Agency Obligation — 4.0%
2,100,000	FNMA, 1.625%, 10/26/15	$2,099,166
	Taxable Municipal Bonds — 0.9%
215,000	California State Taxable UTGO, Ser 2009, 5.950%, 4/1/16	236,373
205,000	Municipal Electric Auth. of Georgia Rev, Ser 2010, 6.655%, 4/1/57	217,241
	Total Taxable Municipal Bonds	$453,614

Shares		Market Value
	Investment Fund — 4.3%
2,281,430	Touchstone Institutional Money Market Fund ^	$2,281,430
	Total Investment Securities — 99.6% (Cost $51,861,421)	$52,454,176
	Other Assets in Excess of Liabilities — 0.4%	202,320
	Net Assets — 100.0%	$52,656,496

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2010.

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $3,983,942 or 7.6% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$19,867,964	$—	$19,867,964
Corporate Bonds	—	16,530,433	—	16,530,433
U.S. Treasury Obligations	—	11,221,569	—	11,221,569
Investment Fund	2,281,430	—	—	2,281,430
U.S. Government Agency Obligation	—	2,099,166	—	2,099,166
Taxable Municipal Bonds	—	453,614	—	453,614
				$52,454,176

See accompanying notes to portfolio of investments and notes to financial statements.

Portfolio of Investments
Touchstone High Yield Fund – September 30, 2010

Principal Amount		Market Value
	Corporate Bonds — 101.2%
$956,000	Accellent, Inc., 8.375%, 2/1/17	$975,120
309,000	Accuride Corp., 144a, 9.500%, 8/1/18	324,450
525,000	ACE Hardware Corp., 144a, 9.125%, 6/1/16	560,438
32,000	AES Corp., 144a, 8.750%, 5/15/13	32,480
1,408,000	AES Corp., 8.000%, 10/15/17	1,520,640
1,457,000	AK Steel Corp., 7.625%, 5/15/20	1,475,213
1,500,000	Ally Financial, Inc., 144a, 7.500%, 9/15/20	1,597,500
796,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	828,835
1,598,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	1,757,800
750,000	ARAMARK Corp., 8.500%, 2/1/15	780,000
30,000	Asbury Automotive Group, Inc., 7.625%, 3/15/17	29,250
506,000	Asbury Automotive Group, Inc., 8.000%, 3/15/14	511,060
331,000	Ashtead Capital, Inc., 144a, 9.000%, 8/15/16	342,585
152,000	Ashtead Holdings PLC, 144a, 8.625%, 8/1/15	156,560
1,000,000	Atlas Energy Operating Co. LLC / Atlas Energy Finance Corp., 12.125%, 8/1/17	1,156,250
533,000	Atlas Pipeline Partners LP, 8.750%, 6/15/18	544,993
350,000	Axcan Intermediate Holdings, Inc., 9.250%, 3/1/15	364,000
1,000,000	Axcan Intermediate Holdings, Inc., 12.750%, 3/1/16	1,020,000
500,000	Baldor Electric Co., 8.625%, 2/15/17	535,000
650,000	Basic Energy Services, Inc., 7.125%, 4/15/16	588,250
1,013,000	Basic Energy Services, Inc., 11.625%, 8/1/14	1,114,300
750,000	BE Aerospace, Inc., 8.500%, 7/1/18	817,500
650,000	Beazer Homes USA, Inc., 6.875%, 7/15/15	590,688
1,078,000	Berry Petroleum Co., 8.250%, 11/1/16	1,104,950
457,000	Buckeye Technologies, Inc., 8.500%, 10/1/13	462,713
802,000	BWAY Holding Co., 144a, 10.000%, 6/15/18	868,165
1,013,000	Calpine Corp., 144a, 7.875%, 7/31/20	1,040,857
1,652,000	Capella Healthcare, Inc., 144a, 9.250%, 7/1/17	1,767,640
672,000	Cascades, Inc., 7.750%, 12/15/17	700,560
1,000,000	Cascades, Inc., 7.875%, 1/15/20	1,042,500
1,500,000	Case New Holland, Inc., 144a, 7.875%, 12/1/17	1,629,375
141,000	CCO Holdings LLC, 144a, 8.125%, 4/30/20	149,460
627,000	Cellu Tissue Holdings, Inc., 11.500%, 6/1/14	736,725

Principal Amount		Market Value
$1,800,000	Cenveo Corp., 8.875%, 2/1/18	$1,779,750
52,000	Cenveo Corp., 7.875%, 12/1/13	50,180
1,550,000	Cequel Communications Holdings l LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	1,635,250
1,468,000	Chesapeake Energy Corp., 6.500%, 8/15/17	1,523,050
205,000	Chesapeake Energy Corp., 9.500%, 2/15/15	237,287
1,437,000	CHS / Community Health Systems, Inc., 8.875%, 7/15/15	1,526,813
1,130,000	Cincinnati Bell, Inc., 7.000%, 2/15/15	1,130,000
2,250,000	CIT Group, Inc., 7.000%, 5/1/16	2,216,250
1,169,000	Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17	1,247,907
22,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	23,320
746,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	800,085
1,000,000	CMS Energy Corp., 8.750%, 6/15/19	1,194,020
1,421,000	Coffeyville Resources LLC, 144a, 10.875%, 4/1/17	1,499,155
975,000	Communications & Power Industries, Inc., 8.000%, 2/1/12	977,438
198,000	Consol Energy, Inc., 144a, 8.250%, 4/1/20	216,315
198,000	Consol Energy, Inc., 144a, 8.000%, 4/1/17	214,335
457,000	Cooper-Standard Automotive, Inc., 144a, 8.500%, 5/1/18	474,137
1,816,000	Copano Energy LLC / Copano Energy Finance Corp., 8.125%, 3/1/16	1,852,320
320,000	Credit Acceptance Corp., 144a, 9.125%, 2/1/17	336,000
216,000	Cricket Communications, Inc., 9.375%, 11/1/14 †	223,560
529,000	Cricket Communications, Inc., 7.750%, 5/15/16	561,401
236,000	Crosstex Energy, 8.875%, 2/15/18	247,210
1,096,000	CSC Holdings LLC, 8.625%, 2/15/19	1,233,000
1,000,000	Enterprise Products, Ser A, 8.375%, 8/1/66 (a)	1,043,750
1,167,000	Enterprise Products, 7.000%, 6/1/67 (a)	1,102,815
1,339,000	Entravision Communications Corp., 144a, 8.750%, 8/1/17	1,365,780
1,102,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	1,126,795
1,410,000	Expro Finance Luxembourg SCA, 144a, 8.500%, 12/15/16	1,343,025
568,000	First Data Corp., 9.875%, 9/24/15	464,340
1,156,000	Fisher Communications, Inc., 8.625%, 9/15/14	1,144,440
780,000	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	896,270

Touchstone High Yield Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 101.2% (Continued)
$175,000	Ford Motor Credit Co. LLC, 7.000%, 10/1/13	$187,753
420,000	Foundation PA Coal Co. LLC, 7.250%, 8/1/14	429,975
1,097,000	Frontier Communications Corp., 8.500%, 4/15/20	1,210,814
30,000	General Cable Corp., 7.125%, 4/1/17	30,450
740,000	Gibraltar Industries, Inc., Ser B, 8.000%, 12/1/15	721,500
909,000	Gibson Energy, 11.750%, 5/27/14	1,008,990
1,613,000	Goodyear Tire & Rubber, 10.500%, 5/15/16	1,826,722
657,000	HCA, Inc., 5.750%, 3/15/14	647,966
1,711,355	HCA, Inc., 9.625%, 11/15/16	1,856,820
1,764,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	1,786,050
760,000	Hilcorp Energy, 144a, 7.750%, 11/1/15	767,600
711,000	Hilcorp Energy, 144a, 9.000%, 6/1/16	737,663
1,070,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.250%, 3/1/15	1,053,950
466,000	IASIS Healthcare, 8.750%, 6/15/14	476,485
572,000	Inergy LP / Inergy Finance Corp., 144a, 7.000%, 10/1/18	586,300
1,384,000	Ingles Markets, Inc., 8.875%, 5/15/17	1,491,260
1,987,000	Insight Communications Co., Inc., 144a, 9.375%, 7/15/18	2,111,187
763,000	Intergen NV, 144a, 9.000%, 6/30/17	806,872
1,540,000	International Lease Finance Corp., 144a, 8.750%, 3/15/17	1,651,650
1,655,000	Iron Mountain, Inc., 8.375%, 8/15/21	1,789,469
250,000	Jarden Corp., 8.000%, 5/1/16	266,250
491,000	Jarden Corp., 7.500%, 5/1/17	508,185
1,552,000	Kemet Corp., 144a, 10.500%, 5/1/18	1,623,780
554,000	Koppers, Inc., 7.875%, 12/1/19	577,545
45,000	Lamar Media Corp., 7.875%, 4/15/18	47,250
116,000	Lamar Media Corp., 6.625%, 8/15/15	118,755
348,000	Lamar Media Corp., Ser B, 6.625%, 8/15/15	352,350
168,000	Lear Corp., 7.875%, 3/15/18	178,080
1,282,000	Libbey Glass, Inc., 144a, 10.000%, 2/15/15	1,378,150
50,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58 (a)	59,000
1,575,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	1,606,500
420,000	Lyondell Chemical Co., 144a, 8.000%, 11/1/17	458,850
1,000,000	M/I Homes, Inc., 6.875%, 4/1/12	997,500
1,125,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Ser B, 8.750%, 4/15/18	1,215,000
951,000	Martin Midstream Partners & Finance, 144a, 8.875%, 4/1/18	955,755

Principal Amount		Market Value
$208,000	Massey Energy Co., 6.875%, 12/15/13	$213,200
500,000	Meritage Homes Corp., 6.250%, 3/15/15	491,250
1,300,000	MetLife, Inc., 10.750%, 8/1/39	1,686,750
318,000	MetroPCS Wireless, Inc., 7.875%, 9/1/18	327,540
361,000	Moog, Inc., 7.250%, 6/15/18	366,415
614,000	Mueller Water Products, Inc., 7.375%, 6/1/17	541,855
997,000	Navistar International Corp., 8.250%, 11/1/21	1,064,298
1,000,000	NBTY, Inc., 144a, 9.000%, 10/1/18	1,050,000
400,000	Nextel Communications, Inc., Ser D, 7.375%, 8/1/15	402,000
950,000	Nextel Communications, Inc., Ser E, 6.875%, 10/31/13	955,937
1,852,000	NII Capital Corp., 10.000%, 8/15/16	2,106,650
169,000	North American Energy, 144a, 10.875%, 6/1/16	184,633
1,185,000	Novelis, Inc., 7.250%, 2/15/15	1,205,737
1,000,000	Omega Healthcare Investors, Inc., 144a, 7.500%, 2/15/20	1,048,750
1,397,000	Omnicare, Inc., 7.750%, 6/1/20	1,428,432
850,000	Overseas Shipholding Group, Inc., 8.750%, 12/1/13	901,000
1,156,000	PAETEC Holding Corp., 8.875%, 6/30/17	1,208,020
40,000	PE Paper Escrow GmbH, 144a, 12.000%, 8/1/14	46,200
1,320,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	1,367,850
856,000	Penske Auto Group, Inc., 7.750%, 12/15/16	835,670
750,000	Petrohawk Energy Corp., 7.875%, 6/1/15	785,625
468,000	Petrohawk Energy Corp., 10.500%, 8/1/14	530,010
388,000	PHH Corp., 144a, 9.250%, 3/1/16	403,520
853,000	Pinafore LLC / Pinafore, Inc., 144a, 9.000%, 10/1/18	895,650
1,454,000	Pioneer Drilling Co., 144a, 9.875%, 3/15/18	1,486,715
534,000	PNM Resources, Inc., 9.250%, 5/15/15	574,717
229,000	PolyOne Corp., 7.375%, 9/15/20	236,156
341,000	PPF Funding, Inc., 144a, 5.700%, 4/15/17	312,774
1,000,000	Puget Sound Energy, Inc., Ser A, 6.974%, 6/1/67 (a)	933,070
167,000	Quebecor Media, Inc., 7.750%, 3/15/16	172,219
2,380,000	Quebecor Media, Inc., 7.750%, 3/15/16	2,454,375
699,000	QVC, Inc., 144a, 7.500%, 10/1/19	730,455
749,000	Qwest Communications International, Inc., 7.500%, 2/15/14	763,980
1,528,000	Regency Energy Partners LP / Regency Energy Finance Corp., 144a, 9.375%, 6/1/16	1,684,620

Touchstone High Yield Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 101.2% (Continued)
$633,000	Res-Care, Inc., 7.750%, 10/15/13	$644,078
1,068,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 144a, 7.750%, 10/15/16	1,086,690
128,000	RRI Energy, Inc., 7.625%, 6/15/14	126,720
1,500,000	RRI Energy, Inc., 7.875%, 6/15/17	1,398,750
1,723,000	Sabine Pass LNG LP, 7.250%, 11/30/13	1,662,695
226,000	Sealy Mattress Co., 8.250%, 6/15/14	227,695
158,000	Service Corp International, 7.000%, 6/15/17	167,085
645,000	Service Corp International, 8.000%, 11/15/21	690,150
1,084,000	Simmons Bedding Co., 144a, 11.250%, 7/15/15	1,163,945
556,000	Solo Cup Co., 10.500%, 11/1/13	575,460
750,000	Sprint Capital Corp., 8.750%, 3/15/32	787,500
765,000	Sprint Nextel Corp., 8.375%, 8/15/17	830,025
1,000,000	Steel Dynamics, Inc., 144a, 7.625%, 3/15/20	1,037,500
181,000	Steel Dynamics, Inc., 7.750%, 4/15/16	188,240
395,000	Stena AB, 7.000%, 12/1/16	391,544
500,000	Stewart Enterprises, Inc., 3.125%, 7/15/14	466,875
806,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 144a, 10.250%, 12/1/17	856,375
379,000	SunGard Data Systems, Inc., 4.875%, 1/15/14	366,682
1,136,000	Targa Resources Partners, 11.250%, 7/15/17	1,312,080
719,000	Targa Resources Partners, 8.250%, 7/1/16	760,343
438,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 144a, 7.875%, 10/15/18	456,615
1,500,000	Tembec Industries, Inc., 144a, 11.250%, 12/15/18	1,404,375
1,432,000	Texas Industries, Inc., 144a, 9.250%, 8/15/20	1,485,700
1,500,000	Tower Automotive HoldingsUSA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	1,515,000
64,000	TransDigm, Inc., 7.750%, 7/15/14	64,720
572,000	Transocean, Inc., 6.000%, 3/15/18	608,379
409,000	Transocean, Inc., 7.375%, 4/15/18	452,636
123,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	128,843
528,000	United Refining Co., Ser 2, 10.500%, 8/15/12	485,760
768,000	Universal Hospital Services, Inc., 4.134%, 6/1/15 (a)	660,480
79,000	US Concrete, Inc., 144a, 9.500%, 8/31/15	92,430

Principal Amount		Market Value
$1,803,000	Viasat, Inc., 8.875%, 9/15/16	$1,940,479
386,000	Visant Holding Corp., 8.750%, 12/1/13	399,510
1,885,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	2,112,378
2,065,000	Windstream Corp., 8.625%, 8/1/16	2,183,738
441,000	Windstream Corp., 8.125%, 8/1/13	478,485
101,000	WMG Acquisition Corp., 7.375%, 4/15/14	95,192
926,000	Wyndham Worldwide Corp., 7.375%, 3/1/20	989,661
	Total Corporate Bonds	$148,025,167
Shares		Market Value
	Preferred Stock —0.1% Financials —0.1%
227	Ally Financial, Inc. 144a, 7.00%	$208,272
	Common Stock —0.1% Materials —0.1%
17,285	US Concrete, Inc.*	$172,850
	Investment Funds — 1.5%
234,215	Invesco Liquid Assets Portfolio**	234,215
1,937,551	Touchstone Institutional Money Market Fund^	1,937,551
	Total Investment Funds	$2,171,766
	Total Investment Securities — 102.9% (Cost $145,830,818)	$150,578,055
	Liabilities in Excess of Other Assets — (2.9%)	(4,231,147)
	Net Assets — 100.0%	$146,346,908

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $221,180.

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2010.

*  Non-income producing security.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

Touchstone High Yield Fund (Continued)

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $51,301,091 or 35.0% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$148,025,167	$—	$148,025,167
Investment Funds	2,171,766	—	—	2,171,766
Preferred Stock	—	208,272	—	208,272
Common Stock	—	172,850	—	172,850
				$150,578,055

See accompanying notes to portfolio of investments and notes to financial statements.

Portfolio of Investments
Touchstone Institutional Money Market Fund – September 30, 2010

Principal Amount		Market Value
	Corporate Bonds — 9.2%
$5,725,000	AT&T Wireless Services Inc., 7.875%, 3/1/11	$5,892,220
3,138,000	AT&T, Inc., 5.300%, 11/15/10	3,155,919
1,625,000	AT&T, Inc., 6.250%, 3/15/11	1,667,136
291,000	Bank of America Corp, 4.250%, 10/1/10	291,000
680,000	Caterpillar Financial Services Corp. MTN, 5.050%, 12/1/10	684,938
1,325,000	ConocoPhillips, 9.375%, 2/15/11	1,368,013
6,000,000	Countrywide Home Loans, Inc., 4.000%, 3/22/11	6,078,627
1,500,000	Credit Suisse USA, Inc., 5.250%, 3/2/11	1,529,545
1,922,000	Deutsche Bank AG London MTN, 5.000%, 10/12/10	1,924,521
300,000	General Electric Capital Corp. MTN, 6.125%, 2/22/11	306,350
205,000	General Electric Capital Corp. MTN, 5.200%, 2/1/11	208,096
1,210,000	General Electric Capital Crop. MTN, 4.000%, 5/15/11	1,234,467
1,000,000	IBM Corp., 4.950%, 3/22/11	1,022,162
800,000	JP Morgan Chase & Co., 4.600%, 1/17/11	809,187
951,000	Procter & Gamble International Funding SCA, 1.350%, 8/26/11	958,959
520,000	Toyota Motor Credit Corp., 4.350%, 12/15/10	524,161
	Total Corporate Bonds	$27,655,301
	Taxable Municipal Bonds — 14.2%
2,600,000	AMP OH Elec Rev UTGO BANS, Ser 2009, Class B, 2.00%, 10/28/10	2,600,962
3,541,049	Austintown OH LSD Sch Impt BANS, Ser 2010, 2.50%, 11/17/10	3,545,531
1,255,000	Butler Co OH BANS Fiber Optic Impt, 1.50%, 8/4/11	1,255,000
2,000,000	Franklin Co OH Rev Notes, Ser 2010, 1.10%, 3/11/11	2,001,743
4,250,000	Janesville WI LSD TANS, 1.00%, 2/1/11	4,251,808
800,000	Jeffersonville IN BANS, Ser 2009, 2.00%, 6/21/11	800,000
2,400,000	KY Asset / Liability Comm Gnrl Fd Rev, Ser 2010, 0.84%, 4/1/11	2,400,000
1,600,000	Mason OH Rev Notes, Ser 2010, 1.50%, 2/2/11	1,601,608
1,875,000	Metrowest MA Regl Tran Auth RANS, Ser 2010, 1.50%, 9/29/11	1,884,218
9,200,000	Nassau NY Health Care Corp. RANS, Ser 2010, 2.50%, 12/1/10	9,223,866
5,200,000	Ramapo NY UTGO BANS, Ser 2009, Class B, 2.00%, 12/15/10	5,206,639
3,000,000	Three Rivers LSD UTGO, Ser 2010, 2.50%, 11/1/10	3,002,489

Principal Amount		Market Value
$2,500,000	Union OH BANS, Ser 2010, 1.25%, 9/13/11	$2,511,773
2,300,000	Waukesha WI TANS, Ser 2010, Class A, 0.65%, 12/1/10	2,300,000
	Total Taxable Municipal Bonds	$42,585,637
	U.S. Government Agency Obligations — 18.6%
1,210,000	FFCB, 3.00%, 3/3/11	1,222,802
875,000	FFCB, 3.75%, 12/6/10	880,353
635,000	FHLB, 0.38%, 1/6/11	634,932
250,000	FHLB, Ser 1, 0.50%, 10/29/10	250,037
4,500,000	FHLB, 0.88%, 1/20/11	4,505,070
100,000	FHLB, 3.50%, 12/10/10	100,598
500,000	FHLB, Ser XN10, 5.00%, 12/10/10	504,525
300,000	FHLB, Ser XD10, 5.00%, 12/10/10	302,625
200,000	FHLMC, 3.25%, 2/25/11	202,174
110,000	FHLMC, 4.50%, 12/16/10	110,943
9,289,000	FNMA, 6.25%, 2/1/11	9,449,456
7,578,947	Overseas Private Investment Corp, Ser A, 0.24%, 10/7/10	7,578,947
2,368,421	Overseas Private Investment Corp, Ser A, 0.24%, 10/7/10	2,368,421
2,601,399	Overseas Private Investment Corp, 0.24%, 10/7/10	2,601,399
2,833,333	Overseas Private Investment Corp, 0.24%, 10/7/10	2,833,333
4,100,000	Overseas Private Investment Corp., Ser 2, 0.23%, 10/7/10	4,100,000
9,649,122	Overseas Private Investment Corp., Ser 1, 0.24%, 10/7/10	9,649,122
8,496,000	Overseas Private Investment Corp. FRN COP, 0.24%, 10/7/10	8,496,000
	Total U.S. Government Agency Obligations	$55,790,737
	Certificate of Deposit — 0.4%
1,300,000	Toronto Dominion Bank/NY, 0.258%, 10/7/10	$1,299,995
	Commercial Paper — 2.5%
7,377,000	BNP Paribas Finance Inc. CP, 0.000%, 10/1/10	$7,377,000
	Time Deposit — 2.5%
7,400,000	BNP Paribas Time Deposit, 0.100%, 10/1/10	$7,400,000
	Variable Rate Demand Notes — 52.7%
1,000,000	486 Lesser Street LLC, (LOC: Comerica Bank) 0.650%, 10/7/10	1,000,000

Touchstone Institutional Money Market Fund (Continued)

Principal Amount		Market Value
	Variable Rate Demand Notes — 52.7% (Continued)
$438,000	Alameda Co CA IDA Rev (Oakland Pallet Inc), (LOC: Comerica Bank) Ser 2008, Class B, 0.400%, 10/7/10	$438,000
2,500,000	Allen Co OH Hosp Facs Rev, (LOC: Bank of America N.A.) Ser 2008, Class A, 0.300%, 10/1/10	2,500,000
4,800,000	Allen Co OH Hosp Facs Rev, (LOC: JP Morgan Chase Bank) Ser 2008, Class B, 0.300%, 10/1/10	4,800,000
2,200,000	Athens-Clarke Co Unified Government Dev Auth Rev, (LOC: Bank of America N.A.) Ser 2005, 0.350%, 10/1/10	2,200,000
1,870,000	Auburn ME Rev, (LOC: TD Bank N.A.) Ser 2001, Class J, 0.550%, 10/7/10	1,870,000
1,420,000	Blossom Hill Development Co. Ltd., (LOC: US Bank N.A.) Ser 2001, 0.600%, 10/7/10	1,420,000
4,900,000	Botsford General Hospital Rev Bonds, (LOC: US Bank N.A.) Ser 1997, Class A, 0.330%, 10/1/10	4,900,000
1,000,000	Burgess & Niple Ltd., (LOC: National City Bank) 0.400%, 10/7/10	1,000,000
960,000	California Infrastructure & Economic Development Bank Rev, (LOC: Comercia Bank) Ser 2000, Class B, 0.800%, 10/1/10	960,000
7,200,000	Chatom AL IDB Gulf Opp Zone, (SPA: National Rural Utilities Finance) Ser 2008, Class A, 0.900%, 11/15/10	7,200,000
2,600,000	Cincinnati Christ University, (LOC: US Bank N.A.) 0.590%, 10/7/10	2,600,000
45,000	CO Health Facs Auth Rev EDR, (LOC: JP Morgan Chase Bank) Ser 2005, Class B, 0.550%, 10/7/10	45,000
235,000	Connelly/Brueshaber Parternship #1, (LOC: US Bank N.A.) Ser 2000, 0.600%, 10/7/10	235,000
5,255,000	Crystal Clinic, (LOC: FHLB) 0.400%, 10/7/10	5,255,000
5,000,000	Cuyahoga Co OH Rev, (SPA: JP Morgan Chase Bank) Ser 2004, 0.290%, 10/1/10	5,000,000
1,000,000	Dayton Wheel Concepts, Inc., (LOC: National City Bank) 0.320%, 10/7/10	1,000,000
1,500,000	Douglas Co GA Dev Auth LLC, (LOC: Wells Fargo Bank N.A.) Ser 2007, Class B, 0.330%, 10/7/10	1,500,000
2,000,000	Driftwood Landing Corp., (LOC: National City Bank) Ser 2002, 0.320%, 10/7/10	2,000,000

Principal Amount		Market Value
$1,025,000	Farley Investment Properties LLC, (LOC: US Bank N.A.) 0.600%, 10/7/10	$1,025,000
6,840,000	First Church of Christ Christian, Inc., (LOC: FHLB) Ser 06A, 0.600%, 10/7/10	6,840,000
300,000	FL Hsg Fin Corp. (Waterford Pointe), (LOC: FNMA) Ser 2000, Class E, 0.340%, 10/7/10	300,000
1,000,000	French Lick IN EDR, (LOC: National City Bank) Ser 2008, Class A, 0.400%, 10/7/10	1,000,000
4,200,000	Fulton Co Dev Auth. Rev Bonds, (LOC: Columbus Bank & Trust) Ser 2005, 0.370%, 10/7/10	4,200,000
1,015,000	Grand Forks ND Hlthcare Facs Rev, (LOC: LaSalle Bank) Ser 1996, Class A, 0.320%, 10/1/10	1,015,000
1,000,000	Grinstead Housing South LLC, 0.320%, 10/7/10	1,000,000
911,000	Hopewell Development Co., (LOC: National City Bank) 0.400%, 10/7/10	911,000
5,000,000	Jacksonville FL Econ Dev Commn Hlthcare Facs Rev, (LOC: TD Bank N.A.) Ser 2005, 0.250%, 10/1/10	5,000,000
1,775,000	Kenwood Lincoln-Mercury, (LOC: National City Bank) Ser 2000, 0.320%, 10/7/10	1,775,000
1,545,000	KS St Dev Fin Auth Rev, (LOC: FHLB) Ser 2002, Class O, 0.270%, 10/7/10	1,545,000
2,355,000	LA Local Govt Env Facs & Commn Dev Auth Rev Bonds, (LOC: LaSalle Bank N.A.) Ser 2007, Class B, 0.750%, 10/7/10	2,355,000
1,000,000	Labcon NA, Ser 2010, 0.370%, 10/7/10	1,000,000
1,330,000	Laurel Grocery Co. LLC, (LOC: US Bank N.A.) Ser 2003, 0.600%, 10/7/10	1,330,000
3,700,000	Lowell Family LLC, (LOC: LaSalle Bank N.A.) 0.450%, 10/7/10	3,700,000
4,300,000	Mason City Clinic, (LOC: Wells Fargo Bank N.A.) Ser 1992, 0.290%, 10/7/10	4,300,000
5,300,000	Meyer Cookware Industries, Inc., (LOC: Wells Fargo Bank N.A.) Ser 1999, 0.340%, 10/7/10	5,300,000
1,800,000	Miarko, Inc., (LOC: PNC Bank N.A.) 0.320%, 10/7/10	1,800,000
3,739,000	Mill Street Village LLC, (LOC: FHLB) 0.440%, 10/7/10	3,739,000
2,745,000	Neltner Properties LLC, (LOC: US Bank N.A.) Ser 1999, 0.600%, 10/7/10	2,745,000

Touchstone Institutional Money Market Fund (Continued)

Principal Amount		Market Value
	Variable Rate Demand Notes — 52.7% (Continued)
$835,000	New Belgium Brewing Co., Inc., (LOC: Wells Fargo Bank N.A.) Ser 2000, 0.330%, 10/7/10	$835,000
1,285,000	NH St Business Fin Auth Rev (Alice Peck Day), (LOC: TD Banknorth N.A.) Ser 2007, Class B, 0.330%, 10/7/10	1,285,000
445,000	Oakland-Alameda Co CA Coliseum Auth Lease Rev, (LOC: Bank of New York) Ser A-2, Class D, 0.280%, 10/7/10	445,000
1,880,000	Odenton Baptist Church, (LOC: PNC Bank N.A.) 0.460%, 10/7/10	1,880,000
6,100,000	OH St Higher Ed Fac Rev, (SPA: Landesbank Hessen-Thuringen) Ser 2002, Class A, 0.320%, 10/1/10	6,100,000
1,810,000	Old Hickory TN/AHPC, (LOC: Wachovia Bank) 0.270%, 10/7/10	1,810,000
200,000	Platte Co MO IDA Rev (Complete Home), (LOC: US Bank N.A.) Ser 2007, Class B, 0.270%, 10/7/10	200,000
600,000	Polk Co FL IDA IDR (Metromont Corp), (LOC: Wells Fargo Bank N.A.) Ser 2007, Class B, 0.330%, 10/7/10	600,000
2,130,000	Progress Industrial Properties, Inc., (LOC: FHLB) 0.400%, 10/7/10	2,130,000
1,400,000	QC Reprographics, Inc., (LOC: US Bank N.A.) 0.600%, 10/7/10	1,400,000
940,000	San Juan Regional Medical Center, (LOC: Scotia Bank) 0.390%, 10/7/10	940,000
1,735,000	SC Jobs-Econ Dev Auth. Rev Bonds, (LOC: FHLB) Ser 2007, Class B, 0.460%, 10/7/10	1,735,000
1,660,000	Secor Realty Inc., (LOC: National City Bank) 0.320%, 10/7/10	1,660,000
2,785,000	Sheboygan Falls WI Indl Rev (HTT Inc), (LOC: US Bank N.A.) Ser 2007, Class B, 0.420%, 10/7/10	2,785,000
540,000	Simba USA LLC, (LOC: US Bank N.A.) Ser 2003, 0.450%, 10/7/10	540,000
1,400,000	Southeast Christian Church of Jefferson County Kentucky, Inc., (LOC: JP Morgan Chase Bank) Ser 2003, 0.310%, 10/7/10	1,400,000
1,710,000	Southwestern IL Dev Auth IDR (Mattingly Lumber), (LOC: FHLB) Ser 2005, Class B, 0.400%, 10/7/10	1,710,000
1,925,000	Springfield MO Redev Auth Rev (Univ Plaza Hotel), (LOC: Bank of America N.A.) Ser 2003, 0.450%, 10/7/10	1,925,000

Principal Amount		Market Value
$1,490,000	Springside Corp. Exchange Partners I LLC, (LOC: US Bank N.A.) 0.320%, 10/7/10	$1,490,000
3,200,000	St Paul MN Port Auth Dist, (LOC: Deutsche Bank A.G.) Ser 2009, 0.260%, 10/7/10	3,200,000
1,555,000	St Pauls Episcopal Church of Indianapolis IN, (LOC: JP Morgan Chase Bank) Ser 2008, 0.300%, 10/7/10	1,555,000
2,015,000	SW OH Water Company, (LOC: PNC Bank N.A.) 0.320%, 10/7/10	2,015,000
4,500,000	TX St Veterans Hsg Assist UTGO, (LOC: Landesbank Hessen-Thuringen) Ser 1994, 0.330%, 10/7/10	4,500,000
1,300,000	Upper IL River Valley Dev Auth IDR, (LOC: LaSalle Bank N.A.) Ser 2003, Class B, 0.330%, 10/7/10	1,300,000
4,100,000	Upper River Valley IL Dev Auth Solid Waste Disp Rev, (LOC: Bank of America N.A.) Ser 1996, Class B, 0.320%, 10/7/10	4,100,000
1,125,000	WA St Hsg Fin Commn MFH Rev (Brittany Park), (LOC: FNMA) Ser 1996, Class B, 0.270%, 10/7/10	1,125,000
912,000	West Point Market, Inc., (LOC: FHLB) Ser 2000, 0.500%, 10/7/10	912,000
2,525,000	Wood River WI Rev Bonds, (LOC: US Bank N.A.) Ser 2001, Class B, 0.330%, 10/1/10	2,525,000
2,500,000	XII West Maple Street LLC, (LOC: LaSalle Bank N.A.) 0.600%, 10/7/10	2,500,000
2,470,000	Yankee Hill Housing LP, (LOC: Wells Fargo Bank N.A.) Ser 2005, 0.330%, 10/7/10	2,470,000
1,500,000	York Co SC PCR, Ser 2000, 0.750%, 3/1/11	1,500,000
2,795,000	Yuengling Beer Co., Inc., (LOC: PNC Bank N.A.) Ser 99A, 0.450%, 10/30/10	2,795,000
	Total Variable Rate Demand Notes	$158,170,000
	Total Investment Securities — 100.1% (Cost $300,278,670)	$300,278,670
	Liabilities in Excess of Other Assets — (0.1%)	(422,336)
	Net Assets — 100.0%	$299,856,334

Touchstone Institutional Money Market Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$158,170,000	$—	$158,170,000
U.S. Government Agency Obligations	—	55,790,737	—	55,790,737
Taxable Municipal Bonds	—	42,585,637	—	42,585,637
Corporate Bonds	—	27,655,301	—	27,655,301
Time Deposit	—	7,400,000	—	7,400,000
Commercial Paper	—	7,377,000	—	7,377,000
Certificate of Deposit	—	1,299,995	—	1,299,995
				$300,278,670

See accompanying notes to portfolio of investments and notes to financial statements.

Portfolio of Investments
Touchstone Money Market Fund – September 30, 2010

Principal Amount		Market Value
	Corporate Bonds — 16.1%
$6,945,000	Alprion LLC, Ser 2004, 0.270%, 10/7/10	$6,945,000
5,550,000	AT&T Wireless Services Inc., 7.875%, 3/1/11	5,713,075
430,000	AT&T, Inc., 6.250%, 3/15/11	440,985
135,000	Bear Stearns Company (JPM), 4.500%, 10/28/10	135,337
100,000	Caterpillar Financial Services Corp. MTN, Ser POWR, 6.000%, 12/15/10	101,141
250,000	Caterpillar Financial Services Corp. MTN, Ser POWR, 4.750%, 3/15/11	254,415
750,000	Caterpillar Financial Services Corp. MTN, Ser POWR, 5.650%, 12/15/10	757,506
948,000	Caterpillar Financial Services Corp. MTN, 5.050%, 12/1/10	954,937
840,000	ConocoPhillips, 9.375%, 2/15/11	867,319
5,250,000	Countrywide Home Loans, Inc., 4.000%, 3/22/11	5,319,484
1,200,000	Credit Suisse USA, Inc., 5.250%, 3/2/11	1,223,636
450,000	Deutsche Bank AG London MTN, 5.000%, 10/12/10	450,591
5,500,000	Flamingo Enterprises, Inc., 0.360%, 10/7/10	5,500,000
350,000	General Electric Capital Corp. MTN, 4.875%, 10/21/10	350,780
200,000	General Electric Capital Corp. MTN, 0.618%, 10/21/10	199,973
350,000	General Electric Capital Corp. MTN, 5.500%, 4/28/11	357,644
375,000	General Electric Capital Corp. MTN, 6.875%, 11/15/10	377,822
300,000	General Electric Capital Corp. MTN, 4.250%, 12/1/10	301,768
453,000	General Electric Capital Corp. MTN, 5.200%, 2/1/11	459,888
162,000	JP Morgan Chase & Co., 4.600%, 1/17/11	163,857
545,000	JP Morgan Chase & Co., 4.500%, 11/15/10	547,607
325,000	JP Morgan Chase & Co. MTN, 4.850%, 6/16/11	333,344
6,750,000	Kamps Capital LLC, 0.280%, 10/7/10	6,750,000
1,266,000	M&P Richfield LLC, 0.320%, 10/7/10	1,266,000
250,000	Mellon Funding Corp., 6.400%, 5/14/11	258,695
695,000	Mount Carmel East Professional Office Building III LP, Ser 94B, 0.450%, 10/7/10	695,000
325,000	National Rural Utilities Cooperative Finance Corp., Ser NOTZ, 5.350%, 1/15/11	329,412

Principal Amount		Market Value
$107,000	Toyota Motor Credit Corp., 4.350%, 12/15/10	$107,720
125,000	Wells Fargo & Co. MTN, 3.980%, 10/29/10	125,337
	Total Corporate Bonds	$41,288,273
	Taxable Municipal Bonds — 13.2%
2,200,000	AMP OH Elec Rev UTGO BANS, Ser 2009, Class B, 2.00%, 10/28/10	2,200,815
2,800,000	Austintown OH LSD Sch Impt BANS, Ser 2010, 2.50%, 11/17/10	2,803,544
1,100,000	Butler Co OH BANS Fiber Optic Impt, 1.50%, 8/4/11	1,100,000
1,500,000	Franklin Co OH Rev Notes, Ser 2010, 1.10%, 3/11/11	1,501,307
3,400,000	Janesville WI LSD TANS, 1.00%, 2/1/11	3,401,446
1,900,000	KY Asset / Liability Comm Gnrl Fd Rev, Ser 2010, 0.84%, 4/1/11	1,900,000
1,100,000	Mason OH EDR, Ser 2010, 1.50%, 2/2/11	1,101,105
1,400,000	Metrowest MA Regl Tran Auth RANS, Ser 2010, 1.50%, 9/29/11	1,406,883
7,400,000	Nassau NY Health Care Corp. RANS, Ser 2010, 2.50%, 12/1/10	7,419,197
3,800,000	Ramapo NY UTGO BANS, Ser 2009, Class B, 2.00%, 12/15/10	3,804,851
3,000,000	Three Rivers LSD UTGO, Ser 2010, 2.50%, 11/1/10	3,002,489
2,000,000	Union OH BANS, Ser 2010, 1.25%, 9/13/11	2,009,419
2,000,000	Waukesha WI TANS, Ser 2010, Class A, 0.65%, 12/1/10	2,000,000
	Total Taxable Municipal Bonds	$33,651,056
	U.S. Government Agency Obligations — 18.5%
800,000	FFCB, 3.00%, 3/3/11	808,464
400,000	FHLB, Ser 1, 0.26%, 1/13/11	400,000
250,000	FHLB, Ser 1, 0.50%, 10/29/10	250,037
3,500,000	FHLB, 0.88%, 1/20/11	3,503,943
125,000	FHLB, 3.38%, 10/20/10	125,206
100,000	FHLB, Ser 616, 4.63%, 2/18/11	101,569
6,700,000	FNMA, 6.25%, 2/1/11	6,815,590
3,100,000	Overseas Private Investment Corp., Ser 2, 0.23%, 10/7/10	3,100,000
1,000,000	Overseas Private Investment Corp., 0.23%, 10/7/10	1,000,000
5,648,276	Overseas Private Investment Corp., Ser B, 0.24%, 10/7/10	5,648,276
4,482,758	Overseas Private Investment Corp., Ser B, 0.24%, 10/7/10	4,482,758
8,677,766	Overseas Private Investment Corp., 0.24%, 10/7/10	8,677,766
12,400,000	Overseas Private Investment Corp. FRN COP, 0.24%, 10/7/10	12,400,000
	Total U.S. Government Agency Obligations	$47,313,609

Touchstone Money Market Fund (Continued)

Principal Amount		Market Value
	Certificate of Deposit — 0.3%
$700,000	Toronto Dominion Bank/NY, 0.258%, 10/7/10	$699,997
	Variable Rate Demand Notes — 51.7%
3,095,000	Agra Enterprises LLC, (LOC: US Bank NA) Ser 2004, 0.600%, 10/7/10	3,095,000
85,000	Alachua Co FL HFA MFH Rev (Brookside Apts), (LOC: FNMA) Ser 2002, Class B, 0.340%, 10/7/10	85,000
1,020,000	Alameda Co CA IDA Rev (Golden West Paper), (LOC: Comerica Bank) Ser 2008, 0.400%, 10/7/10	1,020,000
6,000,000	Allen Co OH Hosp Facs Rev, (LOC: Bank of Nova Scotia) Ser 2010, Class C, 0.220%, 10/1/10	6,000,000
1,300,000	Allen Co OH Hosp Facs Rev, (LOC: JP Morgan Chase Bank) Ser 2008, Class B, 0.300%, 10/1/10	1,300,000
1,300,000	Bayloff Properties LLC, (LOC: National City Bank) Ser 1998, 0.400%, 10/7/10	1,300,000
400,000	Berks Co PA IDA Rev, (LOC: Wachovia Bank N.A.) Ser 1996, Class B, 0.330%, 10/7/10	400,000
730,000	CA Infra & Econ Dev Bk IDR (Studio Moulding), (LOC: Comerica Bank) Ser 2001, Class B, 0.800%, 10/7/10	730,000
950,000	CA Infra & Econ Dev Bk Rev, (LOC: Comerica Bank) Ser 2007, Class B, 0.800%, 10/7/10	950,000
5,017,000	Campus Research Corp., (LOC: Wells Fargo Bank N.A.) Ser A, 0.330%, 10/7/10	5,017,000
495,000	Century Motors Acura (Elizabeth Connelley Trust), (LOC: US Bank N.A.) Ser 00-1, 0.600%, 10/7/10	495,000
4,700,000	Chatom AL IDB Gulf Opp Zone, (SPA: National Rural Utilities Finance) Ser 2008, Class A, 0.900%, 11/15/10	4,700,000
295,000	CO HFA REV, (LOC: US Bank N.A.) Ser 2007, Class B, 0.600%, 10/7/10	295,000
200,000	Concordia College, (LOC: Bank of America NA) 0.270%, 10/1/10	200,000
180,000	Connelly & Brueshaber #1, (LOC: US Bank N.A.) Ser 2007, 0.600%, 10/7/10	180,000
115,000	Connelly/Brueshaber Parternship #1, (LOC: US Bank N.A.) Ser 2000, 0.600%, 10/7/10	115,000

Principal Amount		Market Value
$800,000	Cuyahoga Co OH Rev, (SPA: Bank of America N.A.) Ser 2004 B3, 0.240%, 10/1/10	$800,000
2,480,000	Cuyahoga Co OH Rev, (SPA: JP Morgan Chase Bank) Ser 2004, 0.290%, 10/1/10	2,480,000
2,665,000	D & I Properties LLC, (LOC: Wells Fargo Bank N.A.) Ser 2004, 0.350%, 10/7/10	2,665,000
2,045,000	Diaz-Upton LLC, (LOC: State Street Bank) 0.330%, 10/7/10	2,045,000
2,475,000	District of Columbia Rev (Pew Charitable), (LOC: PNC Bank N.A.) Ser 2008, Class B, 0.280%, 10/7/10	2,475,000
6,855,000	Driftwood Landing Corp., (LOC: National City Bank) Ser 2002, 0.320%, 10/7/10	6,855,000
200,000	Dublin Building LLC, (LOC: National City Bank) Ser 1997, 0.400%, 10/7/10	200,000
528,000	Fitch Denney Funeral Home, (LOC: FHLB) 0.350%, 10/7/10	528,000
170,000	FL Hsg Fin Corp. Rev (Heritage), (LOC: FNMA) Ser 1999, 0.340%, 10/7/10	170,000
105,000	FL Hsg Fin Corp. Rev (Valencia), (LOC: FNMA) Ser 1999 G-2, Class G, 0.340%, 10/7/10	105,000
185,000	FL St Hsg Fin Corp. MFH (Avalon Reserve), (LOC: FNMA) Ser 2003, 0.340%, 10/7/10	185,000
480,000	Goson Project, (LOC: FHLB) Ser 1997, 0.400%, 10/7/10	480,000
3,190,000	Grasshopper Investments 144a, (LOC: US Bank N.A.) Ser 2004, 0.600%, 10/7/10	3,190,000
190,000	Halton Group Americas Inc, (LOC: US Bank N.A.) Ser 2007, 0.450%, 10/7/10	190,000
395,000	Hyde Park United Methodist Church, (LOC: US Bank N.A.) Ser 2002, 0.600%, 10/7/10	395,000
315,000	IA Fin Auth Multi Family Dev, (LOC: FHLB) Ser 2006, Class B, 0.670%, 10/7/10	315,000
5,000,000	Jacksonville FL Health Auth Hosp Facs Rev, (LOC: Bank of America NA) Ser 2003 A, Class A, 0.290%, 10/1/10	5,000,000
855,000	JL Capital One LLC, (LOC: Wells Fargo Bank) Ser 2002, 0.330%, 10/7/10	855,000
1,355,000	KS St Dev Fin Auth Rev, (LOC: FHLB) Ser 2002, Class O, 0.270%, 10/7/10	1,355,000

Touchstone Money Market Fund (Continued)

Principal Amount		Market Value
	Variable Rate Demand Notes — 51.7% (continued)
$320,000	La Crosse WI IDR (GGP Inc), (LOC: Wells Fargo Bank N.A.) Ser 2007, Class B, 0.330%, 10/7/10	$320,000
1,000,000	Labcon North America, Ser 2010, 0.370%, 10/7/10	1,000,000
285,000	Lake Oswego OR Redev Agy Tax Incrmnt Rev, (LOC: Wells Fargo Bank N.A.) Ser 2005 B, Class B, 0.330%, 10/7/10	285,000
5,985,000	Lee Family Partnership, (LOC: FHLB) Ser 2004, 0.370%, 10/7/10	5,985,000
7,350,000	Lexington Financial Services, (LOC: LaSalle Bank) 0.290%, 10/7/10	7,350,000
1,865,000	Livingston Co NY IDA Civic Fac Rev, (LOC: HSBC) Ser 2007, Class B, 0.370%, 10/7/10	1,865,000
800,000	Mason City Clinic, (LOC: Wells Fargo Bank N.A.) Ser 1992, 0.290%, 10/7/10	800,000
370,000	MBE Investment Company LLC, (LOC: FHLB) 0.450%, 10/7/10	370,000
925,000	Mequon WI IDR (Gateway Plastics), (LOC: Bank One) Ser 2001, Class B, 0.420%, 10/7/10	925,000
950,000	MI St Hsg Dev Auth Multi-Family Rev (Canterbury Apts), (LOC: FHLB) Ser 2003, Class B, 0.600%, 10/7/10	950,000
4,740,000	MI St Strategic Fd Ltd Oblig Rev (MOT LLC - Ser B), (LOC: JPMorgan Chase Bank) Ser 2004 B, Class B, 0.450%, 10/7/10	4,740,000
1,934,000	Mill Street Village LLC, (LOC: FHLB) 0.440%, 10/7/10	1,934,000
700,000	Montgomery Co NY IDA Rev (CNB Fin Corp), (LOC: FHLB) Ser 1996, Class A, 0.870%, 10/7/10	700,000
280,000	New York NY IDA Civic Fac Rev, (LOC: HSBC) Ser 2006, Class B, 1.370%, 10/7/10	280,000
305,000	New York NY IDA Civic Fac Rev, (LOC: HSBC) Ser 2004, Class B, 0.560%, 10/7/10	305,000
1,850,000	NGSP Inc, (LOC: Bank of America N.A.) Ser 2006, 0.290%, 10/7/10	1,850,000
1,200,000	OH St Higher Ed Fac Rev, (SPA: Landesbank Hessen-Thuringen) Ser 2002, Class A, 0.320%, 10/1/10	1,200,000
4,000,000	OH St Higher Ed Fac Rev, (SPA: Landesbank Heeson-Thuringen) Ser 2002, Class A, 0.320%, 10/1/10	4,000,000
1,600,000	OH St Rev, (LOC: Bank of America N.A.) Ser 2008, 0.320%, 10/1/10	1,600,000

Principal Amount		Market Value
$5,435,000	OSF Finance Company LLC, (LOC: National City Bank) 0.300%, 10/7/10	$5,435,000
1,800,000	Pinellas Co FL Hlth Facs Aut Rev, (LOC: US Bank N.A.) Ser 2009 A1, 0.290%, 10/1/10	1,800,000
915,000	Pittsburgh Technical Institute, (LOC: Wells Fargo Bank N.A.) Ser 1999, 0.330%, 10/7/10	915,000
1,190,000	Plymouth WI IDR REV, (LOC: FHLB) Ser 1998, 0.390%, 10/7/10	1,190,000
1,445,000	Progress Industrial Properties, Inc., (LOC: FHLB) 0.400%, 10/7/10	1,445,000
500,000	Rise Inc, (LOC: Wells Fargo Bank N.A.) Ser 2002, 0.330%, 10/7/10	500,000
1,000,000	Rock Spring Club, (LOC: PNC Bank N.A.) Ser 2000, 0.320%, 10/7/10	1,000,000
675,000	San Juan Regional Medical Center, (LOC: Scotia Bank) 0.390%, 10/7/10	675,000
300,000	Sarasota Co FL Pub Hosp Dist Rev, (LOC: Northern Trust Co) Ser 2008, Class A, 0.230%, 10/1/10	300,000
4,220,000	Springfield MO Redev Auth Rev (Univ Plaza Hotel), (LOC: Bank of America N.A.) Ser 2003, 0.450%, 10/7/10	4,220,000
2,205,000	St James Properties, (LOC: FHLB) Ser 2004, 0.600%, 10/7/10	2,205,000
1,535,000	St Paul MN Port Auth Dist, (LOC: Deutsche Bank AG) Ser 2009, 0.260%, 10/7/10	1,535,000
815,000	Stonehedge Enterprises, (LOC: FHLB) 0.500%, 10/7/10	815,000
100,000	Terre Haute IN Intl Arprt Auth Rev (Tri Aerospace), (LOC: Northern Trust) Ser 2001, Class T, 1.260%, 10/7/10	100,000
8,000,000	TX St Veterans Hsg Assist UTGO, (LIQ - Landesbank Hessen-Thuringen) Ser 1994, 0.330%, 10/7/10	8,000,000
2,035,000	VT Edl & Hlth Bldgs, (LOC: TD Banknorth N.A.) Ser 2008, Class A, 0.280%, 10/1/10	2,035,000
400,000	VT Edl & Hlth Bldgs Fin Rev Bonds, (LOC: TD Banknorth N.A.) Ser 2007, Class A, 0.280%, 10/1/10	400,000
1,400,000	WA St Hsg Fin Commn MFH Rev (Vintage Pj), (LOC: FNMA) Ser 2003 B, Class B, 0.280%, 10/7/10	1,400,000
745,000	WA St Hsg Fin MFH Rev (Brittany Park), (LOC: FNMA) Ser 1998, Class B, 0.280%, 10/7/10	745,000
396,000	WAI Enterprises LLC, (LOC: FHLB) Ser 2004, 0.600%, 10/7/10	396,000

Touchstone Money Market Fund (Continued)

Principal Amount		Market Value
	Variable Rate Demand Notes — 51.7% (continued)
$255,000	Washington MO IDA Indl Rev, (LOC: US Bank N.A.) Ser 2006, 0.270%, 10/7/10	$255,000
523,000	West Point Market, Inc., (LOC: FHLB) Ser 2000, 0.500%, 10/7/10	523,000
500,000	Westgate Investment Fund, (LOC: Wells Fargo Bank N.A.) Ser 2005, 0.280%, 10/7/10	500,000
525,000	Windsor Med Ctr, (LOC: FHLB) Ser 1997, 0.400%, 10/7/10	525,000
1,200,000	York Co SC PCR, Ser 2008 B-3, 0.750%, 3/1/11	1,200,000
1,630,000	Yuengling Beer Co., Inc., (LOC: PNC Bank N.A.) Ser 99A, 0.450%, 10/30/10	1,630,000
	Total Variable Rate Demand Notes	$132,373,000
	Total Investment Securities — 99.8% (Cost $255,325,935)	$255,325,935
	Other Assets in Excess of Liabilities — 0.2%	595,366
	Net Assets — 100.0%	$255,921,301

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $3,190,000 or 1.3% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$132,373,000	$—	$132,373,000
U.S. Government Agency Obligations	—	47,313,609	—	47,313,609
Corporate Bonds	—	41,288,273	—	41,288,273
Taxable Municipal Bonds	—	33,651,056	—	33,651,056
Certificate of Deposit	—	699,997	—	699,997
				$255,325,935

See accompanying notes to portfolio of investments and notes to financial statements.

Notes to Portfolio of Investments

September 30, 2010

Variable Rate Demand Notes

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity dates shown in the Portfolios of Investments represent the next scheduled reset dates. The interest rates shown in the Portfolio of Investments represent the effective rates as of the report date.

Portfolio Abbreviations:

BANS – Bond Anticipation Notes

COP – Certificate of Participation

CP – Commercial Paper

EDR – Economic Development Revenue

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FRN – Floating Rate Note

GNMA – Government National Mortgage Association

HFA – Housing Finance Authority

IDA – Industrial Development Authority

IDB – Industrial Development Bond

IDR – Industrial Development Revenue

LLC – Limited Liability Company

LOC – Line of Credit

LP – Limited Partnership

LSD – Local School District

MFH – Multi-Family Housing

MTN – Medium Term Note

PCR – Pollution Control Revenue

PLC – Public Limited Company

RANS – Revenue Anticipation Notes

REIT – Real Estate Investment Trust

SPA – Stand-by Purchase Agreement

TANS – Tax Anticipation Notes

UTGO – Unlimited Tax General Obligation

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust, comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund, and Touchstone Money Market Fund (the "Funds") as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Investment Trust at September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
November 24, 2010

Other Items (Unaudited)

Proxy Voting

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 through September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2010" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Other Items (Continued)

	Net Expense Ratio Annualized September 30, 2010	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Six Months Ended September 30, 2010*
Touchstone Core Bond Fund
Class A Actual	0.90%	$1,000.00	$1,061.30	$4.65
Class A Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56
Class C Actual	1.65%	$1,000.00	$1,058.00	$8.51
Class C Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34
Touchstone High Yield Fund
Class A Actual	1.05%	$1,000.00	$1,062.20	$5.43
Class A Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32
Class C Actual	1.80%	$1,000.00	$1,058.40	$9.29
Class C Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10
Class Y Actual	0.80%	$1,000.00	$1,064.70	$4.14
Class Y Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05
Touchstone Institutional Money Market Fund
Class A Actual	0.20%	$1,000.00	$1,001.40	$1.00
Class A Hypothetical	0.20%	$1,000.00	$1,024.07	$1.01
Touchstone Money Market Fund
Class A Actual	0.48%	$1,000.00	$1,000.10	$2.41
Class A Hypothetical	0.48%	$1,000.00	$1,022.66	$2.43
Class S Actual	0.48%	$1,000.00	$1,000.00	$2.41
Class S Hypothetical	0.48%	$1,000.00	$1,022.66	$2.43

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	43	Director of LaRosa's (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust's distributor), Touchstone Advisors (the Trust's investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	43	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	43	None

Management of the Trust (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	43	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	43	Director of Q Med (a health care management company) from 2004-2007.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	43	Trustee of Gateway Trust (a charitable organization) from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

1  Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 19 series of Touchstone Funds Group Trust, 5 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

4  Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

Management of the Trust (Continued)

Principal Officers1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	43	See biography above.

Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	43	None

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	43	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	43	None

Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	43	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	43	None

Jay S. Fitton JPMorgan. 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002-2006	Assistant Vice President and Senior Counsel at JPMorgan Chase Bank, N.A.	43	None

1  Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

2  The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 19 series of Touchstone Funds Group Trust, 5 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•  We collect only the information we need to service your account and administer our business.

•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•  We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•  We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203
800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

JPMorgan Chase Bank, N.A.

P.O. Box 5354

Cincinnati, Ohio 45201-5354

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-55-TINT-AR-1010

Item 2.  Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled approximately $56,400 for the September 30, 2010 fiscal year and approximately $55,280 for the September 30, 2009 fiscal year, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled approximately $0 for the September 30, 2010 fiscal year and $15,000 for the September 30, 2009 fiscal year and consisted of limited internal control testing in fiscal year 2009 of the Trust’s fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled approximately $21,200 for the September 30, 2010 fiscal year and $26,100 for the September 30, 2009 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2010 or September 30, 2009 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $21,200 for the fiscal year ended September 30, 2010 and $26,100 for the fiscal year ended September 30, 2009.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    The Code of Ethics for Senior Financial Officers was filed on December 6, 2004 with registrant’s N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.

(a)(2)   Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)       Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Investment Trust

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date:  December 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date: December 3, 2010

/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
Controller & Treasurer

Date: December 3, 2010